As filed with the Securities and Exchange Commission on May 8, 2026

Securities Act Registration No. 333-

Investment Company Act Registration No. 811-21462

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form N-2

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☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
	☐	PRE-EFFECTIVE AMENDMENT NO.
	☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
	☒	AMENDMENT NO. 84

Tortoise Energy Infrastructure Corporation

(Exact Name of Registrant as Specified in Charter)

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5901 College Boulevard, Suite 400
Overland Park, Kansas 66211
(Address of Principal Executive Offices)
(Number, Street, City, State, Zip Code)

(913) 981-1020
(Registrant’s Telephone Number, including Area Code)

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Matthew G.P. Sallee
Jeffrey S. Kruske
5901 College Boulevard, Suite 400

Overland Park, Kansas 66211

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

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Copies of Communications to:

Deborah Bielicke Eades, Esq.

Vedder Price P.C.

222 N. LaSalle Street

Chicago, Illinois 60601

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Approximate Date of Proposed Public Offering:

From time to time after the effective date of the Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.	☒

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

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Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

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Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto

It is proposed that this filing will become effective:

☐	When declared effective pursuant to Section 8(c), or as follows:

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.	☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

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This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).	☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).	☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).	☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).	☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Base Prospectus

May 8, 2026

Tortoise Energy Infrastructure Corporation

Common Stock

Subscription Rights

The Company.    Tortoise Energy Infrastructure Corporation (the “Company,” “we” or “our”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). We have elected to be treated, and intend to comply with the requirements to qualify, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective.    Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. We cannot assure you that we will achieve our investment objective.

Investment Strategy.    Under normal circumstances, we invest at least 90% of our total investments, defined as the value of all investments reported as total investments in our schedule of investments, in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Additionally energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity.

We may incur leverage to the extent permitted by the 1940 Act.

The Offering.    We may offer, from time to time, our shares of common stock, par value $0.001 per share (“Common Shares”), and/or subscription rights to purchase Common Shares (“Rights” and together with the Common Shares, “Securities”) in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Securities.

We may offer Securities (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Securities will identify any agents or underwriters involved in the sale of Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. We may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Additional Information.    This Prospectus, together with any related Prospectus Supplement, sets forth concisely information about the Company that a prospective investor should know before investing. You should retain this Prospectus and any Prospectus Supplement for future reference. A Statement of Additional Information, dated May 8, 2026 containing additional information about the Company has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 64 of this Prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. Our annual and semi-annual reports and the Statement of Additional Information also are available on our investment adviser’s website at www.tortoiseadvisors.com. Information included on such website does not form part of this Prospectus, except to the extent specifically incorporated by reference herein.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TYG.” As of March 31, 2026, the net asset value and the last reported sale price for our common stock were $48.96 and $49.85 per share, representing a premium of 1.8%.

Investment in our securities involves substantial risks arising from, among other things, our strategies, concentration in the energy infrastructure industry, non-diversified status, use of leverage for investment purposes, use of derivatives for investment and hedging purposes, and investment, directly or indirectly, in less liquid investments. You could lose some or all of your investment. See “Risk Factors” beginning on page 26 of this Prospectus. You should consider carefully these risks together with all of the other information contained in this Prospectus and any Prospectus Supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should rely only on the information contained or incorporated by reference in this Prospectus and any related Prospectus Supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus and any Prospectus Supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this Prospectus and in any related Prospectus Supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

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Cautionary Notice Regarding Forward-Looking Statements

This Prospectus, any accompanying Prospectus Supplement and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “could,” “should” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus as well as in any accompanying Prospectus Supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Securities and Exchange Commission.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus or any accompanying Prospectus Supplement are made as of the date of this Prospectus or the accompanying Prospectus Supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus and any accompanying Prospectus Supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this Prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

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Prospectus Summary

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider before investing in our securities. You should review the more detailed information contained in this Prospectus and in any related Prospectus Supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 26 of this Prospectus.

The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of midstream energy infrastructure investments. Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of our common stock, and all distributions, regardless of the tax character of the distributions. Our investment objective is a nonfundamental investment policy. We cannot assure you that we will achieve our investment objective.

We are a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). We were incorporated as a corporation in the State of Maryland on October 30, 2003, and we are governed by our charter (the “Charter”), our Bylaws (the “Bylaws”) and the laws of the State of Maryland. Our fiscal year ends on November 30. We commenced operations in February 2004 following our initial public offering. Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TYG.”

We concentrate our investments in the energy infrastructure sector. We pursue our objective by, under normal circumstances, investing at least 90% of our total investments, defined as the value of all investments reported as total investments in our schedule of investments, in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing, or marketing natural gas, natural gas liquids, coal, crude oil, or refined petroleum products, or exploring, developing, managing, or producing such commodities. Additionally, energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity. The Company may opportunistically invest a portion of its assets in private investments to enhance income and total return, where consistent with its investment strategy.

Investment Adviser

Tortoise Capital Advisors, L.L.C. is our investment adviser. The Adviser’s address is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. As of March 31, 2026, the Adviser had approximately $10.8 billion of client assets under management. The Adviser may be contacted at the address listed on the first page of this Prospectus. The Adviser’s Investment Committee is comprised of four individuals. See “Management of the Company.”

The Offering

We may offer, from time to time, in one or more offerings, shares of our common stock, par value $0.001 per share (“Common Shares”), and/or subscription rights to purchase Common Shares (“Rights” and together with Common Shares, “Securities”), in any combination, on terms to be determined at the time of the offering. The Company may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Company designates from time to time, or through a combination of these methods. The Prospectus Supplement relating to any offering of Securities will describe such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which the Company may offer Securities, see “Plan of Distribution.” The Prospectus Supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering. The minimum price on any day at which the Common Shares may be sold will not be less than the NAV per Common Share at the time of the offering plus the per share amount of any underwriting commission or discount; provided that Common Shares offered pursuant to Rights offerings that meet certain conditions may be offered at a price below the then-current NAV.

The Company may not sell any Securities through agents, underwriters or dealers without delivery, or deemed delivery, of a Prospectus, including the appropriate Prospectus Supplement, describing the method and terms of the particular offering of such Securities. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Securities.

Use of Proceeds

Unless otherwise specified in a Prospectus Supplement, the net proceeds from any offering will be invested in accordance with the Company’s investment objective and policies as stated below or used for general corporate purposes. The Company currently anticipates that it will be able to invest substantially all of the net proceeds in investments that meet the Company’s investment objective and policies within approximately three months of the receipt of such proceeds. Pending investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high-quality, short-term money market instruments.

Distributions

Our Board of Directors (our “Board”) has adopted a managed distribution policy. Currently, distribution amounts are expected to fall in the range of 10% to 15% of our average week-ending NAV per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the managed distribution policy, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. We may designate a portion of our distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise tax distribution requirements. Distribution amounts are subject to change from time to time at the discretion of our Board.

In connection with the managed distribution policy, we may in the future rely on exemptive relief permitting us to make long-term capital gain distributions throughout the year. We distribute a fixed amount per Common Share, currently $0.4750, each month to our common stockholders.

We declare distributions quarterly and pay distributions monthly. We expect that the source of distributions will be investment company taxable income, as well as long-term capital gains or return of capital from investments. Investment company taxable income includes, among other items, dividends, interest (including any net tax-exempt interest), operational income from Master Limited Partnerships (“MLPs”), and net short-term capital gains, less expenses. Long-term capital gains reflect the realized market price received in the sale of an investment security in excess of its cost basis, less net capital losses, including any capital loss carryforwards. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker. All or a portion of such distribution may be taxable to shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. Such distributions will be taxable for federal income tax purposes whether they are paid in cash or reinvested in additional shares. To the extent a portion of distributions are treated as return of capital, such amounts are not currently taxable but reduce the shareholder’s basis in the shares. Please see “Certain Federal Income Tax Matters.”

Principal Investment Policies

Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. Under normal circumstances, we invest at least 90% of our total investments, defined as the value of all investments reported as total investments in our schedule of investments, in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Additionally energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity.

We have adopted the following additional nonfundamental investment policies:

•        We may invest up to 25% of our total assets in mlps.

•        We may invest up to 30% of our total investments in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. The aggregate of all of our investments in private companies that do not have any publicly traded shares or units is limited to 5% of our total investments.

•        We may invest up to 25% of our total investments in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•        We will not invest more than 10% of our total investments in a single issuer.

•        We will not engage in short sales.

We may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 90% of our total assets in energy infrastructure companies requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations. The term “total assets” includes assets obtained through leverage for the purpose of each investment restriction.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be consistent with a defensive posture (collectively, “short-term securities”), or we may hold cash. To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in us not achieving, our investment objective.

We may invest in securities of other investment companies registered under the 1940 Act, including mutual funds, ETFs, and closed-end funds for investment purposes of for short-term or temporary purposes. Our investments in securities of investment companies may include investment companies managed by our Adviser.

We also may invest in short-term securities or cash pending investment of offering proceeds or to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or other equity securities or yields on lower rated fixed income securities.

Use of Leverage by the Company

The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional Common Shares may enable us to increase the aggregate amount of our leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (up to 50% of total assets for preferred stock and up to 33 1/3% of total assets for debt securities and borrowings) or we may elect to reduce the use of leverage or use no leverage at all. Our policy is to utilize leverage in an amount that on average represents approximately 25% of our total assets. We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions but will normally range between 20% and 30%. The timing and terms of any leverage transactions will be determined by our Board. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.

We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. We do not intend to hedge the interest rate risk of our portfolio holdings. Accordingly, if no leverage is outstanding, we currently do not expect to engage in interest rate transactions. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Leverage — Hedging Transactions” and “Risk Factors — Risks Related to Our Investments — Hedging Strategy Risk.”

Principal Investment Risks

Risks of Our Investments

The Company’s NAV, ability to make distributions, ability to service debt securities and preferred stock, and ability to meet asset coverage requirements depends on the performance of the investment portfolio. The performance of the Company’s investment portfolio is subject to a number of risks.

Concentration Risk.    Under normal circumstances, we concentrate our investments in the energy infrastructure sector. The primary risks inherent in investments in entities in the energy infrastructure sector include the following: (1) the performance and level of distributions of energy infrastructure entities can be affected by direct and indirect commodity price exposure, (2) a decrease in market demand for natural gas or other energy commodities could adversely affect energy infrastructure entities’ revenues or cash flows, (3) energy infrastructure assets deplete over time and must be replaced and (4) a rising interest rate environment could increase the cost of capital for energy infrastructure entities.

Industry Specific Risk.    Energy infrastructure companies also are subject to risks specific to the industry they serve.

Non-Diversification Risk.    We are registered as a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain requirements.

MLP Risks.    An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk. Governance risk involves the risks associated with the ownership structure of MLPs. MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Equity Securities Risk.    Equity securities, including MLP common units, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward the energy infrastructure sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities.

Smaller Company Securities Risk.    Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Debt Securities Risk:    Investments in debt securities are generally subject to credit risk, extension risk, interest rate risk, prepayment risk and spread risk.

Below Investment Grade Securities Risk.    Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity.

Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities, or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Investment Company Risk.    We may be subject to increased expenses and reduced performance as a result of our investments in other investment companies. When investing in other investment companies, we bear our pro rata share of the other investment company’s fees and expenses including advisory and other fees and expenses. The resulting increase to our expenses may reduce performance. We will also be subject to all of the risks of the investment portfolio of the underlying fund.

Market Disruption and Geopolitical Risk.    Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Company’s investments.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by us. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms.

Capital Markets Volatility Risk.    Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of energy infrastructure entities in which we invest. If the value of our investments declines or remains volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of energy infrastructure entities to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. Energy infrastructure entities that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the energy infrastructure sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets.

Restricted Security Risk.    Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us.

Liquidity Risk.    Certain energy infrastructure securities may trade less frequently than those of other companies due to their smaller capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Covered Call Risk.    We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. The significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy. The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Hedging Strategy Risk.    We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. Interest rate transactions that we may use for hedging purposes, such as swaps, caps and floors, will expose us to certain risks that differ from the risks associated with our portfolio holdings.

Risk of Our Operations

Leverage Risk.    We are currently leveraged and intend to continue to use leverage primarily for investment purposes. Leverage, which is a speculative technique, could cause us to lose money and can magnify the effect of any losses. Weakness in the credit markets may cause our leverage costs to increase and there is a risk that we may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if we are otherwise required to reduce our leverage, we may not be able to maintain common stock distributions at historical levels and common stockholders will bear any costs associated with selling portfolio securities. If our net asset value of our portfolio declines or remains subject to heightened market volatility, there is an increased risk that we will be unable to maintain coverage ratios for debt securities and preferred stock mandated by the 1940 Act, rating agency guidelines or contractual terms of bank lending facilities or privately placed notes.

If we do not cure any deficiencies within specified cure periods, we will be required to redeem such senior securities in amounts that are sufficient to restore the required coverage ratios or, in some cases, offer to redeem all of such securities. As a result, we may be required to sell portfolio securities at inopportune times, and we may incur significant losses upon the sale of such securities. There is no assurance that a leveraging strategy will be successful.

Valuation Risk.    We may invest up to 30% of total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be based on fair valuations determined by the Adviser pursuant subject to oversight of the Board. Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine NAV. The sale price of securities that are restricted or otherwise are not readily marketable may be higher or lower than our most recent valuations.

Market Discount Risk.    Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

Management Risk.    The skill of our Adviser plays a significant role in our ability to achieve our investment objective. Our ability to achieve our investment objective depends on the ability of the Adviser to identify economic and market trends and to select securities, especially in volatile markets. The Adviser could be incorrect in its analysis of industries, companies, and the relative attractiveness of securities. The Adviser may face competition in retaining and hiring investment professionals.

Subsidiary Risk.    By investing in any Subsidiary, we will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Company and will be subject to the same risks that apply to similar investments if held directly by the Company. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted, will not be subject to all of the protections of the 1940 Act. However, we will wholly own and control any Subsidiary, and we and any Subsidiary will each be managed by our Adviser and will share the same portfolio management team. Our Board will have oversight responsibility for the investment activities of the Company, including its investment in the Subsidiaries, and our role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as expected and could adversely affect the Company. See “Risk Factors — Company Risks — Subsidiary Risks.”

Tax Risk.    We have elected to be treated, and intend to qualify each year, as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Certain U.S. Federal Income Tax Considerations.” If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs and we were ineligible to or otherwise did not cure such failure for the taxable year, we would fail to qualify as a RIC under the Code for such year, in which case all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders), our income available for distribution will be reduced, and all distributions from earnings and profits will be taxable to our shareholders as ordinary income to the extent of our current or accumulated earnings and profits.

Cybersecurity Risk.    The Company’s service providers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur and might in some circumstances result in unauthorized access to sensitive information about the Adviser and other service providers or their clients, including the Company.

Risks of This Offering

Market Impact Risk.    The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of Common Shares available may put downward pressure on the market price for our Common Shares.

Dilution Risk.    The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or rights offerings or do not purchase sufficient shares to maintain their percentage interest. If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease, and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Delay in Use of Proceeds Risk.    Although we expect to fully invest the net proceeds of any offering within three months after the closing of the offering, such investments may be delayed if suitable investments are unavailable at the time, if we are unable to secure firm commitments for direct investments, if market conditions and volumes of the securities of midstream energy entities are not favorable at the time or for other reasons.

Additional Risk of Subscription Rights

Offering Risk.    There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares may trade at less favorable prices than larger offerings for similar securities.

Dilution Risk.    As a result of any offering of subscription rights (each, a “Rights Offer”), it is anticipated that even if common stockholders fully exercise their rights, they should expect to incur immediate economic dilution and, if they do not exercise all of their rights, they will incur voting dilution. Further, both the sales load and the expenses associated with such an offering paid by the Company will immediately reduce the NAV of each common stockholder’s common shares. To the extent that the number of common shares outstanding after a Rights Offer will have increased proportionately more than the increase in the size of the Company’s net assets, stockholders will, at the completion of the Rights Offer, experience immediate dilution of NAV. In addition, if the subscription price for a Rights Offer is less than the Company’s NAV per Common Share as of the expiration date of an Rights Offer, stockholders would experience additional immediate dilution of NAV as a result of the Rights Offer. If the Subscription Price is substantially less than the current NAV per common share at the expiration of a Rights Offer, such dilution could be substantial. It is anticipated that the existing common stockholders will experience immediate dilution even if they fully exercise their rights. In addition, whether or not common stockholders exercise their rights, they will experience a dilution of NAV of the common shares because they will indirectly bear the expenses of the Rights Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Company’s counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect common stockholders who do not exercise their rights. The Company cannot precisely state the amount of any decrease because it is not known at this time how many Common Shares will be subscribed for or what the NAV or market price of the Common Shares will be on the expiration date of a Rights Offer or what the subscription price will be.

In addition to the economic dilution described above, if common stockholders do not exercise all of their rights, they will incur voting dilution as a result of a Rights Offer. This voting dilution will occur because such non-exercising common stockholders will own a smaller proportionate interest in the Company after the Rights Offer than they owned prior to the Rights Offer.

See “Risk Factors” for a more detailed discussion of these risks.

Summary of Company Expenses

Stockholder Transaction Expenses (as a percentage of offering price)
Sales Load	___	(1)
Offering Expenses Borne by the Company (as a percentage of offering price)	___	(1)
Dividend Reinvestment and Cash Purchase Plan Fees (in dollars)(2)	$15
Annual Expenses (as a percentage of net assets attributable to common stock)	Percentage of Net Assets Attributable to Common Shares(3)
Management Fee(4)	1.20%
Interest Payments on Borrowed Funds (includes issuance costs)(5)	0.92%
Distribution Payments on Preferred Stock (includes issuance costs)(6)	0.26%
Other Expenses(7)	0.75%
Total Annual Expenses (excluding tax liability)	3.13%

____________

(1)      If the securities to which this Prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example.

(2)      Stockholders will pay a transaction fee of $15 plus brokerage charges if they direct the Plan Agent to sell Common Shares held in a Plan account. See “Automatic Dividend Reinvestment and Cash Purchase Plan.”

(3)      Based on average Net Assets for fiscal period ended November 30, 2025.

(4)      Reflects management fee as of November 30, 2025. “Management Fee” is based on our Managed Assets, which means the total assets of the Company (including any assets attributable to leverage that may be outstanding), minus the sum of accrued liabilities (other than deferred taxes or debt representing financial leverage), and reflects an annual rate of 0.95% of average monthly Managed Assets up to $2.5 billion, 0.90% of average monthly Managed Assets between $2.5 billion and $3.5 billion, and 0.85% of average monthly Managed Assets above $3.5 billion. There is no investment advisory agreement with, or management fees charged to, any Subsidiary.

(5)      Reflects actual cost of interest on the debt securities and unsecured credit facility as of November 30, 2025, including amortization of issuance costs.

(6)      Reflects actual cost of distributions on Outstanding MRP Shares as of November 30, 2025, including amortization of issuance costs.

(7)      “Other Expenses” reflects actual costs incurred as of fiscal period ended November 30, 2025 for operational expenses, including payments to our transfer agent, administrator, custodian, fund account and legal and accounting expenses.

The preceding table and following example contain information about the various costs and expenses that common stockholders will bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Company.”

Example:

The following example demonstrates the hypothetical dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock, assuming (1) total annual expenses of attributable to common shares remain the same as set forth above; (2) a 5% annual return; and (3) all distributions are reinvested at NAV:
	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders(8)	$31	$96	$163	$343

The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

Financial Highlights

The information contained under the heading “TYG Financial Highlights” in our Annual Report to shareholders on Form N-CSR for the fiscal year ended November 30, 2025 (the “Annual Report”) is incorporated herein by reference. The financial highlights table is intended to help you understand the Company’s financial performance. The information in this table for the fiscal year ended November 30, 2025 is derived from the Company’s financial statements in the Annual Report audited by Tait, Weller & Baker LLP, independent registered public accounting firm and for the fiscal years ended November 30, 2024, 2023, 2022 and 2021 from the Company’s financial statements in the Annual Report audited by Ernst & Young LLP, independent registered public accounting firm for such periods. The information contained under the heading “TYG Financial Highlights” in our Annual Report to shareholders on Form N-CSR for the fiscal year ended November 30, 2020, which includes Financial Highlights for the fiscal years ending November 30, 2020, 2019, 2018, 2017 and 2016 is incorporated herein by reference.

Senior Securities

The following table sets forth information regarding the Company’s outstanding senior securities as of the end of the Company’s last ten fiscal years, as applicable. Information for the fiscal year ended November 30, 2025 has been audited by Tait, Weller & Baker LLP, the Company’s independent registered public accounting firm. Information for fiscal years prior to the fiscal year ended November 30, 2025 has been audited by Ernst & Young LLP.
Fiscal Year Ended	Aggregate Principal Amount/ Liquidation Preference Outstanding (000)	Asset Coverage, per $1,000(a)	Asset Coverage, per $10 Liquidation Value Share(b)	Market Value(c)	Type of Senior Security
2016
	$442,500	$3,858		—	Notes
	$165,000		$30	—	Preferred Stock
	$109,300	$3,858		—	Borrowings
2017
	$412,500	$3,564		—	Notes
	$165,000		$27	—	Preferred Stock
	$112,700	$3,564		—	Borrowings
2018
	$380,000	$3,926		—	Notes
	$165,000		$29	—	Preferred Stock
	$107,100	$3,926		—	Borrowings
2019
	$365,000	$3,387		—	Notes
	$165,000		$25	—	Preferred Stock
	$ 93,900	$3,387		—	Borrowings
2020
	$ 87,927	$4,399		—	Notes
	$ 32,300		$33	—	Preferred Stock
	$ 13,200	$4,399		—	Borrowings
2021
	$ 83,893	$5,194		—	Notes
	$ 32,300		$40	—	Preferred Stock
	$ 19,200	$5,194		—	Borrowings
2022
	$ 81,632	$5,293		—	Notes
	$ 35,661		$40	—	Preferred Stock
	$ 30,700	$5,293		—	Borrowings
2023
	$ 64,853	$6,768		—	Notes
	$ 35,661		$45	—	Preferred Stock
	$ 7,300	$6,768		—	Borrowings
2024
	$ 50,333	$7,500		—	Notes
	$ 35,661		$54	—	Preferred Stock
	$ 41,200	$7,500		—	Borrowings

Fiscal Year Ended	Aggregate Principal Amount/ Liquidation Preference Outstanding (000)	Asset Coverage, per $1,000(a)	Asset Coverage, per $10 Liquidation Value Share(b)	Market Value(c)	Type of Senior Security
2025
	$137,910	$6,015		—	Notes
	$ 69,905		$45	—	Preferred Stock
	$ 72,100	$6,015		—	Borrowings

____________

(a)      Calculated by subtracting the Company’s total liabilities and indebtedness (excluding senior notes, credit facility borrowings, and preferred stock) from the Company’s total assets and dividing the result by the aggregate amount of senior notes and credit facility borrowings outstanding at the end of the period, and by multiplying the results by $1,000.

(b)      Calculated by subtracting the Company’s total liabilities and indebtedness (excluding senior notes, credit facility borrowings, and preferred stock) from the Company’s total assets and dividing the result by the aggregate amount of senior notes, credit facility borrowings, and preferred stock outstanding at the end of the period, and multiplying the result by $10 liquidation value per share.

(c)      Preferred stock and notes are issued on a private basis and do not have market values.

Please refer to the sections of our most recent annual report on Form N-CSR entitled “Senior Notes” and “Mandatory Redeemable Preferred Stock”, which is incorporated by reference herein, for information on our senior securities holdings.

Market and Net Asset Value Information

Our common stock is listed on the NYSE under the symbol “TYG.” Our Common Shares commenced trading on the NYSE on February 25, 2004.

Our Common Shares have traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common stock (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s additional common stock (calculated within 48 hours of pricing). Our issuance of additional Common Shares may have an adverse effect on prices in the secondary market for our Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for our Common Shares. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our Common Shares to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Risks Related to Our Operations — Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for our Common Shares on the NYSE, the NAV per share and the premium or discount to NAV per share at which our Common Shares were trading. See “Determination of Net Asset Value” for information as to the determination of our NAV.
	Market Price(1)			Premium/(Discount) to NAV(3)
Fiscal Quarter Ended	High	Low	NAV(2)	High	Low
February 2024	$29.82	$27.63	$35.33	(15.6)%	(21.8)%
May 2024	$35.15	$29.17	$35.56	(1.2)%	(18.0)%
August 2024	$36.98	$32.65	$40.48	(8.6)%	(19.3)%
November 2024	$46.00	$35.59	$42.82	7.4%	(16.9)%
February 2025	$48.43	$41.30	$52.23	(7.3)%	(20.9)%
May 2025	$44.40	$35.42	$48.51	(8.5)%	(27.0)%
August 2025	$43.89	$41.04	$44.80	(2.0)%	(8.4)%
November 2025	$44.39	$41.90	$45.76	(3.0)%	(8.4)%
February 2026	$49.85	$40.41	$46.74	6.7%	(13.5)%

____________

(1)      Based on high and low closing market price for the respective quarter.

(2)      Based on the NAV at the beginning of each respective quarter, calculated on the close of business on the last business day of the prior quarter.

(3)      Calculated based on the market value and net asset value information presented in the table. Percentages are rounded.

The last reported NAV, the market price and percentage premium to NAV per Common Share on March 31, 2026 were $48.96, $49.85 and 1.8% respectively. As of March 31, 2026, we had 21.12 million Common Shares outstanding and net assets of approximately $1.0 billion.

Use of Proceeds

Unless otherwise specified in a Prospectus Supplement, we intend to invest the proceeds of this offering in accordance with our investment objective and policies and for general corporate purposes. We anticipate that the proceeds will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, and it is anticipated to take not more than approximately three months from the closing of any offering. Pending investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high-quality, short-term money market instruments.

The Company

We are a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). We were incorporated as a corporation in the State of Maryland on October 30, 2003, and we are governed by our charter (the “Charter”), our Bylaws (the “Bylaws”) and the laws of the State of Maryland. Our fiscal year ends on November 30. We commenced operations in February 2004 following our initial public offering. Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TYG.” As of March 31, 2026, we had net assets of approximately $1.0 billion attributable to our common stock and total managed assets of $1.4 billion.

The following table provides information about our outstanding securities as of April 30, 2026:

Title of Class	Amount of Stock Authorized/ Aggregate Principal Amount Authorized	Amount Held by the Company or for its Account	Amount Outstanding
Common Stock	100,000,000	0	21,129,595

Notes:
Series PP	$8,066,667	0	$8,066,667
Series QQ	$10,000,000	0	$10,000,000
Series RR	$25,000,000	0	$25,000,000
Series TT	$1,936,386	0	$1,936,386
Series UU	$25,000,000	0	$25,000,000
Series VV	$20,000,000	0	$20,000,000
Series WW	$35,000,000	0	$35,000,000

MRP:
Series F	2,000,000	0	2,000,000
Series G	1,500,000	0	1,500,000
MRP H	96,212	0	96,212
MRP I	300,000	0	300,000
MRP J	2,500,000	0	2,500,000

Investment Objective and Principal Investment Strategies

Investment Objective

Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of securities of energy infrastructure companies.

Energy Infrastructure Industry

We concentrate our investments in the energy infrastructure sector. We pursue our objective by, under normal circumstances, investing at least 90% of our total investments, defined as the value of all investments reported as total investments in our schedule of investments, in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing, or marketing natural gas, natural gas liquids, coal, crude oil, or refined petroleum products, or exploring, developing, managing, or producing such commodities. Additionally, energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the Statement of Additional Information.

Energy Infrastructure Companies.

Midstream energy infrastructure entities in which we invest generally can be classified in the following categories:

•        Pipeline Entities.    Pipeline entities are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline entities also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low-cost structure and government-regulated nature. In addition, most pipeline entities have limited direct commodity price exposure because they do not own the product being shipped.

•        Gathering and Processing Entities.    Gathering and processing entities are gatherers and processors of natural gas, as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor may be fee based or tied to the prices of the natural gas and NGL commodities.

Power and utility infrastructure entities in which we invest generally can be classified as those providing products, services or equipment for the generation or distribution of electricity, gas or water. Historically, regulated power generation and demand is less exposed to cyclical economic forces due to its low-cost structure and government-regulated nature. In addition, regulated power entities have limited direct commodity price exposure because they do not own the product being shipped. By contrast, unregulated power companies in which we may invest are exposed to prevailing power prices in the market to which they sell power.

Investment Process

Under normal circumstances, we invest at least 90% of our total investments in securities of energy infrastructure companies. The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by the Adviser’s in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all entities in which we invest will have a market capitalization greater than $100 million at the time of investment.

Investment Policies

We seek to achieve our investment objective by investing primarily in securities of energy infrastructure companies that the Adviser believes offer attractive distribution rates and capital appreciation potential. We also may invest in other securities set forth below if the Adviser expects to achieve our objective with such investments.

The following are our fundamental investment limitations set forth in their entirety. We may not:

•        issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•        borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•        make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•        concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

•        underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities held in our portfolio;

•        purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•        purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Our policy of investing at least 90% of our total investments in securities of energy infrastructure companies is nonfundamental and may be changed by the Board without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.

We have adopted the following additional nonfundamental policies:

•        We may invest up to 30% of our total investments in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. The aggregate of our investments in private companies that do not have any publicly traded shares or units is limited to 5% of our total investments.

•        We may invest up to 25% of our total investments in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B – by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•        We will not invest more than 10% of our total assets in any single issuer.

•        We will not engage in short sales.

Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

As used in the bullets above, the term “total investments” is defined as the value of all investments reported as total investments on our schedule of investments. During the period in which we are investing the net proceeds of an offering, we may deviate from our investment policies with respect to the net proceeds of the offering by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities.    We invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Equity Securities of MLPs.    We may invest in equity securities issued by energy infrastructure MLPs.

MLP Common Units.    MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock prices, MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Debt Securities.    We may invest up to 25% of our total investments in debt securities of energy infrastructure companies, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of issuers operating in essential asset sectors, and securities rated below investment grade (commonly referred to as “junk bonds”). These debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B− by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is advisable and in the best interest of us and our stockholders.

Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type. The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act. We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis. We currently have no specific maturity policy with respect to debt securities.

The corporate debt securities in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common stockholders with any of the benefits typically associated with asset class diversification.

Restricted Securities.    We may invest up to 30% of our total investments in restricted securities, primarily through direct placements. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over the counter, and there is no active market for convertible subordinated units. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which are likely to be sold immediately if the market is adequate. This lack of liquidity creates special risks. However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

Securities of Investment Companies.    We may invest in securities of other investment companies, including mutual funds, ETFs and closed-end funds, to achieve our investment objective or for temporary or defensive purposes, including investing in securities of other investment companies managed by the Adviser to the extent permitted by the 1940 Act. We may invest in securities of other investment companies for any purpose consistent with our investment objective and strategies including seeking exposure to specific asset classes or less liquid investments.

Temporary and Defensive Investments.    Pending investment of offering or leverage proceeds, we may invest such proceeds in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or in cash or cash equivalents, all of which are expected to provide a lower yield than the securities of energy infrastructure companies. We also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total investments in short-term securities or cash. The yield on short-term securities or cash may be lower than the returns on MLPs and other equity securities or yields on lower rated fixed income securities. To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in our not achieving, our investment objective.

Covered Call Options Strategy

We may also seek to provide current income from gains earned through a covered call option strategy. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to correctly predict the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions, each of which is expected to be treated as a corporation for U.S. federal income tax purposes. We may invest either directly or indirectly through the subsidiaries. We will be the sole shareholder of any subsidiary, and it is currently expected that shares of any subsidiary will not be sold or offered to other investors. We may invest an aggregate of up to 5% of our total investments in subsidiaries.

The subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a subsidiary is formed could result in our inability or the inability of the subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect us. Our Board has oversight responsibility for our investment activities, including our investments in any subsidiary, and our role as the sole shareholder of any subsidiary.

The assets of any subsidiaries and our assets taken as a whole, will be subject to the same investment restrictions and limitations, and the subsidiary will be subject to the same compliance policies and procedures as the Company. As a result, investments held through a subsidiary will be considered in determining compliance with the investment policies and restrictions that apply to the management of the Company, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any subsidiary’s portfolio investments.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. For the fiscal years ended November 30, 2025 and 2024, our actual portfolio turnover rates were 127% and 219%, respectively. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear. High portfolio turnover may result in an increase in our recognition of net short-term capital gains, which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes, and net capital gains, which will be distributed as capital gain dividends to shareholders. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts. In addition, conflicts of interest may arise from the fact that a related person of our Adviser has an interest in a client organized as a limited liability company, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund or client. Certain of the Adviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company. Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with us for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities purchased or sold will be allocated among the clients on a good faith, fair and equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for us. When possible, our Adviser combines all the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for other registered management investment companies, all of which invest in the energy sector. See “Management of the Company — Investment Adviser and Portfolio Managers.”

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that our future performance and future performance of other accounts of the Adviser may vary.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. Our Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Our Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. Our Adviser has adopted various policies to mitigate these conflicts, including policies that require our Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. Our Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

The 1940 Act limits our ability to co-invest in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and our Adviser have received exemptive relief from the SEC that permits certain co-investment transactions. In this regard, our Adviser has the ability to allocate investment opportunities of certain negotiated transactions between us, other funds registered under the 1940 Act and other accounts managed by our Adviser pro rata based on available capital, up to the amount proposed to be invested by each. All accounts generally are required to participate on the same terms. Pursuant to the exemptive order, our Adviser will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment. A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

To the extent that the Adviser sources and structures private investments in energy infrastructure entities, certain employees of the Adviser may become aware of actions planned by such entities, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an energy infrastructure entity about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded energy infrastructure securities. Our investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for us. Further, the Adviser may, at some time in the future, manage additional investment funds with the same investment objective as ours.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our management fee is based upon a percentage of our Managed Assets (as defined below), our management fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

Leverage

Use of Leverage

We currently engage in leverage and may borrow money or issue additional debt securities, and/or issue additional preferred stock, to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional Common Shares may enable us to increase the aggregate amount of our leverage or to maintain existing leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33 1/3% of total assets for debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Our policy is to utilize leverage in an amount that on average represents approximately 25% of our total assets. We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions but will normally range between 20% and 30%. We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the ongoing cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. Actual returns vary, of course, depending on many factors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. Our Board also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

We also may borrow up to an additional 5% of our total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common stock, or purchase any of our Common Shares (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions. Under the 1940 Act, we may only issue one class of preferred stock.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any distribution on any class of shares of our stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be except that dividends may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration thereof after deducting the amount of such distribution. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

Hedging Transactions

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may use interest rate transactions such as swaps, caps and floors. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on our outstanding leverage. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. We intend to enter into transactions only with counterparties that meet certain standards of creditworthiness set by our Adviser and to continually monitor the creditworthiness of any counterparties.

We may, but are not obligated to, enter into interest rate swap transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage. See “Risk Factors — Risks Related to Our Investments — Hedging Strategy Risk.”

Effects of Leverage

Assuming that the distribution rates payable on the Outstanding MRP Shares (as defined below) and the interest rates payable on the debt securities and unsecured revolving credit facilities remain as described in our Annual Report to Stockholders (an average annual cost of 3.36% based on the amount of leverage outstanding at November 30, 2025), the annual return that our portfolio must experience net of expenses, but excluding deferred and current taxes, in order to cover leverage costs would be 1.94%.

The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.
Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Return	(14.84)%	(7.92)%	(1.01)%	5.91%	12.82%

Because we use leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if we did not use leverage because the fees paid are calculated based on our Managed Assets, which include any assets attributable to leverage that may be outstanding. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and our common stockholders. Only our common stockholders bear management fees and other expenses we incur, including the costs of leverage.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors — Risks Related to Leverage — Leverage Risk.”

Risk Factors

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable Prospectus Supplement.

Risks Related to Our Investments

General.    We are a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make distribution payments on preferred stock and interest payments on debt securities.

Capital Markets Volatility Risk.    Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of energy infrastructure entities in which we invest. If the value of our investments declines or remains volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of energy infrastructure entities to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. Energy infrastructure entities that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the energy infrastructure sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets.

Concentration Risk.    Under normal circumstances, we concentrate our investments in the energy infrastructure sector. Risks inherent in the energy infrastructure business include the following:

•        Unregulated power, processing and coal entities may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other energy entities due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline and regulated power entities are generally not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane entities do own the underlying energy commodity, the Adviser seeks high quality midstream and power entities that are able to mitigate or manage direct margin exposure to commodity price levels. The energy and power infrastructure sector can be hurt by market perception that the entities’ performance and distributions are directly tied to commodity prices.

•        The profitability of energy and power infrastructure entities, particularly processing and pipeline entities, may be materially impacted by the volume of energy commodities available for transporting, processing, storing, producing or distributing. A significant decrease in the demand for or production of energy commodities, due to economic factors, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of energy and power infrastructure entities and, therefore, the ability of the entities to generate attractive returns.

•        A portion of any one midstream entity’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an entity’s ability to make distributions. Often midstream energy entities depend upon exploration and development activities by third parties.

•        Energy and power infrastructure entities employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some entities may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

•        The profitability of energy and power infrastructure entities could be adversely affected by changes in the regulatory environment. Most energy entities’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain assets are constructed, maintained and operated and the prices such entities may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of a midstream energy process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure energy entities may face.

•        Energy and power infrastructure company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose significant additional costs. Energy and power infrastructure companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

Increased regulatory scrutiny of hydraulic fracturing could result in additional laws and regulations or, potentially, prohibition of the practice. Hydraulic fracturing is a common practice used by energy companies to stimulate production of natural gas and/or crude oil from unconventional reservoirs. The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation. The water and pressure create fractures in the rock formations, which are held open by the grains of sand, enabling the crude oil or natural gas to flow to the wellbore. Increased regulatory scrutiny of disposal wastewater, which is a byproduct of hydraulic fracturing and production of unconventional reserves and must be disposed, could result in additional laws or regulations governing such disposal activities.

While we are not able to predict the likelihood of such an event or its impact, it is possible that additional restrictions on hydraulic fracturing or wastewater disposal could result in a reduction in production of crude oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of crude oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. Midstream energy entities have increasingly focused on the construction of midstream assets to facilitate the development of unconventional reservoirs. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of midstream energy entities.

•        Natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy and power infrastructure industry.

•        A rising interest rate environment could adversely impact the performance of energy and power infra entities. Rising interest rates could limit the capital appreciation of equity units of these entities as a result of the increased availability of alternative investments at competitive yields. Rising interest rates also may increase an entity’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit cash flow growth rates.

•        Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline and power infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in energy commodities and could affect the market for products of energy entities.

•        Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (1) tax risks (described below), (2) limited ability to elect or remove management, (3) limited voting rights, except with respect to extraordinary transactions, and (4) conflicts of interest of the general partner, including those arising from incentive distribution payments.

Industry Specific Risk.    Energy infrastructure companies also are subject to risks specific to the industry they serve.

•        Pipeline entities are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline entities are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline entity could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline entity and its ability to make cash distributions to its equity owners.

•        Power and utility companies are heavily regulated by U.S. federal, state and local government regulations and policies concerning the electric utility industry, as well as policies promulgated by electric utilities. Power and utility companies a subject to risks including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, In many regions of United States, the Utility Industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors.

•        Gathering and processing entities are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of natural gas liquids products and natural gas prices, resulting in lower processing margins.

MLP Risk.    An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk. Governance risk involves the risks associated with the ownership structure of MLPs. MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes or might otherwise be subject to federal income tax at the entity level as a result of an audit of a previously filed tax return. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our Common Shares.

Equity Securities Risk.    Equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the energy and power sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer.

Smaller Company Securities Risk.    Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Hedging Strategy Risk.    We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions or interest. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in our net assets. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Competition Risk.    At the time we completed our initial public offering in February 2004, we were the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time several alternatives to us as vehicles for investment in a portfolio of energy infrastructure MLPs and midstream entities, including other publicly traded investment companies and private funds, have emerged. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or distribution payments.

Restricted Security Risk.    We may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for us. However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under 1933 Act.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by us with the issuer at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Liquidity Risk.    Although common units of MLPs and other midstream entities trade on the NYSE, NYSE MKT LLC (formerly known as AMEX), and the Nasdaq National Market, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices of such entities may display abrupt or erratic movements at times. Additionally, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities or to dispose of securities. Our clean-energy related private equity investments will be highly illiquid, and we will likely be able to sell such securities only in privately negotiated transactions with another investor or group of investors. Depending on prevailing market conditions, there can be no assurance that we will be able to sell such investments on favorable terms, if at all. This also may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Covered Call Risk.    We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities, including:

•        There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

•        The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. As the writer of a covered call option, we forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option but retain the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which we have written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which we have written covered call options decline rapidly and materially, we could sustain material depreciation or loss to the extent we do not sell the underlying securities (which may require us to terminate, offset or otherwise cover our option position as well).

•        There can be no assurance that a liquid market will exist when we seek to close out an option position. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options may include, but are not limited to, the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options. In addition, our ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

•        The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. Any of the foregoing could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy.

•        The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

•        If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Non-diversification Risk.    We are a non-diversified, closed-end management investment company under the 1940 Act that intends to be treated as a RIC under the Code. Accordingly, there are no regulatory limits under the 1940 Act, but are limitations under the Code, on the number and size of securities that we hold. We may invest more assets in fewer issuers as compared to a diversified fund.

Debt Securities Risk:    Investments in debt securities are generally subject to credit risk, extension risk, interest rate risk, prepayment risk and spread risk:

•        Credit Risk.    Credit risk is the risk that the market value of debt securities may decline if the issuer or the borrower, or a guarantor, defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making timely payments of principal or interest. We could lose money if the issuer of or borrower under, or a guarantor of, a debt security defaults or is unable or unwilling to make timely principal or interest payments. The lower quality or unrated securities in which we invest may present increased credit risk as compared to higher rated securities, including the possibility of default or bankruptcy.

•        Extension Risk.    During periods of rising market interest rates, it becomes more expensive for a borrower to refinance its existing debt obligations. During such periods, repayments of debt securities may occur more slowly than anticipated by the market because the issuer or borrower will prefer to pay interest at a lower rate. This may cause the market prices of such debt securities to decline.

•        Interest Rate Risk.    Generally, when market interest rates rise, the values of debt securities decline, and vice versa. Our investment in such securities means that the NAV and market price of our Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Debt securities with longer maturities tend to be more sensitive to changes in market interest rates, typically making their prices more volatile than securities with shorter maturities. The Federal Reserve recently raised the federal funds rate several times and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

•        Prepayment, Call or Reinvestment Risk.    Many issuers and borrowers have a right to prepay their debt securities prior to the stated maturity date. If market interest rates fall, an issuer or borrower may exercise this right to refinance its debt obligations at a lower rate. In that event, a holder of the issuer’s or borrower’s debt securities will not benefit from the rise in market price that normally accompanies a decline in market interest rates. Reinvestment risk is the risk that, upon the sale or repayment (at maturity or otherwise) of debt securities we hold, we will be required to reinvest the proceeds in debt securities paying lower interest rates than the debt securities that were sold or repaid. In this event, our distribution rate may decline. A decline in the income we receive from our investments is likely to have a negative effect on our market price, net asset value and/or overall return.

•        Spread Risk.    Wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

Below Investment Grade Securities Risk.    Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities, or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our Common Shares. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The corporate debt securities in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common stockholders with any of the benefits typically associated with asset class diversification.

Market Disruption and Geopolitical Risk.    Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Company’s investments.

Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by us. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, midstream energy entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, “AI Technologies”), may pose risks to us. For instance, the rapid advanced development of AI technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments nor is it possible to determine the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Company and its investments.

Risks Related to Leverage

Leverage Risk.    Our use of leverage through bank borrowings and the issuance of preferred stock and senior or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on the Adviser’s ability to predict or correctly hedge interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to the Adviser will be calculated based on Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to some senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies. See “Leverage — Use of Leverage.”

Risks Related to Our Operations

Valuation Risk.    Market prices generally will not be available for restricted securities or securities of private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by the Adviser pursuant to procedures adopted pursuant to Rule 2a-5. Similarly, common units acquired through direct placements will be valued based on fair value determinations because of their restricted nature; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. This may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Market Discount Risk.    Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in our NAV because of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our Common Shares will trade at, below or above NAV, or at, below or above the public offering price for Common Shares.

Management Risk.    The skill of our Adviser plays a significant role in our ability to achieve our investment objective. Our ability to achieve our investment objective depends on the ability of the Adviser to identify economic and market trends and to select securities, especially in volatile markets. The Adviser could be incorrect in its analysis of industries, companies, and the relative attractiveness of securities. The Adviser may face competition in retaining and hiring investment professionals.

Tax Risk.    We elected to be treated as a RIC for our fiscal year ending November 30, 2023, and intend to continue to qualify as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. Although we intend to continue to qualify as a RIC, certain built-in gains that were present in our portfolio at the time of our conversion to RIC status remain subject to federal income tax at the fund level at regular corporate rates if such built-in gains are recognized within the period specified in the Code. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs and we were ineligible to or otherwise did not cure such failure for the taxable year, we would fail to qualify as a RIC under the Code for such year, in which case all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders), our income available for distribution to stockholders will be reduced, and all distributions from earnings and profits will be taxable to our shareholders as ordinary income to the extent of our current or accumulated earnings and profits. See “Certain Federal Income Tax Matters” at page 40.

Cybersecurity Risk.    The Company’s service providers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur and might in some circumstances result in unauthorized access to sensitive information about the Adviser or other service providers or their clients, including the Company.

Subsidiary Risk.    By investing in any subsidiary, we will be indirectly exposed to the risks associated with such subsidiary’s investments. The instruments that will be held by any subsidiary will generally be similar to those that are permitted to be held by the Company and will be subject to the same risks that apply to similar investments if held directly by the Company. The subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted in this Prospectus, will not be subject to all the protections of the 1940 Act. However, we will wholly own and control any subsidiary, and we and any subsidiary will each be managed by our Adviser and will share the same portfolio management team. Our Board will have oversight responsibility for the investment activities of the Company, including its investment in the subsidiaries, and our role as sole shareholder of any subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a subsidiary is formed could result in our inability or the inability of the subsidiaries to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Company.

Risks Related to Offerings

Market Impact Risk.    The sale of our Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our Common Shares. An increase in the number of Common Shares available may put downward pressure on the market price for our Common Shares.

Dilution Risk.    The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell Common Shares below NAV, our NAV will fall immediately after such issuance.

Management of the Company

Directors and Officers

Our business and affairs are managed under the direction of the Board. Accordingly, our Board provides broad oversight over our affairs, including oversight of the duties performed by the Adviser. Our officers are responsible for our day-to-day operations. The names, ages, and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth in our Annual Report and our proxy statement for our annual meeting of stockholders. Each director and officer will hold office until his or her successor is duly elected and qualifies, or until he or she resigns or is removed in the manner provided by the Charter or Bylaws, as applicable. Unless otherwise indicated, the address of each director and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Board consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Investment Adviser and Portfolio Managers

Pursuant to the investment advisory agreement, Tortoise Capital Advisors, L.L.C. regularly provides us with investment research, advice and supervision and furnishes us with an investment program consistent with our investment objective and policies, subject to the oversight of our Board. The Adviser determines from time to time what portfolio securities will be purchased, held or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains our books and records with respect to our securities transactions and reports to the Board on its investments and performance.

The Adviser furnishes office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend paying agent and other service providers). To the extent requested by the Company, the Adviser shall (i) oversee the performance and fees of the Company’s service providers and make such reports and recommendations to the Board concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist the Company’s service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (iv) supervise any other aspect of the Company’s administration as may be agreed upon by the Company and the Adviser. The Company shall reimburse the Adviser or its affiliates for all out-of-pocket expenses incurred in providing these services.

The Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Adviser invests primarily in publicly traded companies in the energy and power infrastructure sectors, from production to transportation to distribution. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of March 31, 2026, the Adviser had approximately $10.8 billion of client assets under management. The Adviser’s Investment Committee is comprised of four individuals.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise Parent”). A vehicle formed by Lovell Minnick and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Parent. Certain employees own the remaining common interests in Tortoise Parent. Our day-to-day business is managed by the Adviser’s senior management team.

The investment management of our portfolio is the responsibility of the Adviser’s Investment Committee. The Investment Committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee and Robert J. Thummel, Jr., all of whom share responsibility for such investment management. It is the policy of the Investment Committee that any one member can require the Adviser to sell a portfolio company, and any one member can veto the committee’s decision to invest in a portfolio company.

Brian A. Kessens.    Mr. Kessens joined the Adviser in 2008. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick.    Mr. Mick joined the Adviser in 2006. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee.    Mr. Sallee joined the Adviser in 2005. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.

Robert J. Thummel, Jr.    Mr. Thummel joined the Adviser in 2004. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into the Company in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the portfolio managers listed above.

Compensation and Expenses

Under its advisory agreement, the Company pays the Adviser, as compensation for the services rendered by it, a fee equal on an annual basis to 0.95% of its average monthly Managed Assets up to $2,500,000,000, 0.90% of our average monthly Managed Assets between $2,500,000,000 and $3,500,000,000, and 0.85% of our average monthly Managed Assets above $3,500,000,000. “Managed Assets” means the Company’s total assets (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (1) deferred tax liability, and (2) debt entered into for the purpose of leverage. In addition, the Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined based on the Company’s Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with the Company’s interests. The Company’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are calculated and accrued monthly and paid quarterly within five days after the end of each calendar quarter.

The advisory agreement has a term ending on December 31, 2026, and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board in November 2025. A discussion regarding the basis of the Board’s decision to approve the continuation of the advisory agreement is available in the Company’s Annual Report to stockholders for the fiscal year ended November 30, 2025.

The Company bears all expenses not specifically assumed by the Adviser incurred in its operations. Expenses the Company bears generally include, but are not limited to, the following: (1) expenses of maintaining and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) its registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing its shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of its interests, including expenses of conducting tender offers for the purpose of repurchasing Common Shares; (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and sub-custodians for all services to them (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to them; (15) compensation and expenses of directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by the Company; (17) all expenses incurred in connection with leveraging of assets through a line of credit or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the Company’s obligation to indemnify it’s directors, officers and stockholders with respect thereto.

Closed-End Company Structure

We are a non-diversified closed-end management investment company, and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our Common Shares will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of common stock of closed-end companies frequently trade at a discount to their NAV. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our NAV may decrease as a result of investment activities. To the extent that our Common Shares trade at a discount, the Board may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in our assets and potential increase in the expense ratio of our expenses to assets and the decrease in asset coverage with respect to any outstanding senior securities. The Board believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board will decide to engage in any of these actions. There is also no guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. Any stock repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common stock is traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require stockholder approval of an amendment to our Charter. If we converted to an open-end mutual fund, we would be required to redeem all debt securities and Outstanding MRP Shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end management investment company, shareholders of an open-end mutual fund may require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV. In addition, certain of our investment policies and restrictions are incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company would require material changes to our investment policies.

Certain Federal Income Tax Matters

The following discussion is a general summary of certain material U.S. federal income tax considerations affecting the Company and its stockholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Company and its stockholders (including stockholders owning large positions in the Company). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Company, including applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, real estate investment trust, insurance company, RIC, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Company as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of Section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or Non-U.S. holder (except as otherwise specifically provided below). Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Moreover, this summary does not discuss the consequences of an investment in subscription rights to acquire shares of the Company’s stock, as the tax consequences of such an investment will be discussed in one or more supplements to this Prospectus. Unless otherwise noted, this discussion assumes the Company’s shares are held by U.S. holders and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•        a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined under the Code) have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person.

A “Non-U.S. holder” is a beneficial owner of shares of the Company that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Company, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Company Status.    The Company intends to continue to qualify as a RIC under the Code. If the Company qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Company will be relieved of U.S. federal income tax on any income of the Company, including long-term capital gains, distributed to stockholders. However, if the Company retains any investment company taxable income or

“net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Company intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

The Company’s taxable subsidiary, formed to invest in certain investments, generally will be subject to federal and states taxes on its income.

If the Company fails to qualify as a RIC in any taxable year and is ineligible to or otherwise does not cure such failure for the taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Company’s stockholders will not be deductible by the Company in computing its taxable income.

Under the Code, the Company generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Company’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Company’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts retained from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Company generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

The Company may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC may derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of one or more qualified publicly traded partnerships. If an MLP in which the Company invests is taxed as a partnership for federal income tax purposes, the Company will include in its income its allocable share of the MLP’s income regardless of whether the Company receives any distributions from the MLP. Thus, the Company may be required to sell other securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Company from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Company’s basis in its interest in the MLP. If the Company’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

If the Company invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Company elects to include market discount in income currently), the Company must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Company must distribute to stockholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Company may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of the Company’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Company to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Company will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Company may hold or acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Company invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Company’s investment in lower rated or unrated debt securities may present issues for the Company if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Distributions.    The Company’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Company into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below, certain ordinary income distributions received from the Company may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of the Company’s current or accumulated earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Company shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain. Due to the federal income tax characterization of distributions received from MLPs, the Company anticipates that a significant portion of its distributions may constitute a return of capital for federal income tax purposes. No assurance can be given as to whether or to what extent the Company’s distributions will be characterized as dividend income or as a return of capital, and the character of distributions may vary from year to year.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Company may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Company. A return of capital distribution should not be considered part of the Company’s dividend yield or total return of an investment in Company shares of common stock. The federal income tax status of your distributions from the Company is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Company that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.

The Company may retain for investment some (or all) of its net capital gains. If the Company retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Company retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Company on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Company will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Company reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., net capital gains and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Company with respect to the year.

A U.S. holder that is a corporation generally will not be entitled to the dividends received deduction with respect to many dividends received from the Company because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Company from certain corporations may be reported by the Company as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Company and the U.S. holder.

If you are a U.S. holder that is an individual, the maximum marginal stated federal income tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described below. Corporate U.S. holders are taxed on capital gains at the same rates as apply to ordinary income.

Ordinary income dividends attributable to qualifying dividends received by the Company itself that are distributed to non-corporate U.S. holders of the Company are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied by both the Company and the U.S. holder. The Company will provide notice to its stockholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Medicare Tax.    An additional 3.8% “Medicare tax” is imposed on the net investment income of U.S. holders that are individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of U.S. holders that are estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Company) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Company’s taxable distributions and gains on the sale of Company shares may be subject to this additional tax.

Sale of Shares.    If you are a U.S. holder and you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Capital gain or loss is long-term if the holding period for the shares is more than one year and is short-term if the holding period for the shares is one year or less. You must exclude the date you purchase your shares to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. Any loss upon the sale or exchange of Company shares of common stock held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of the Company generally will be disallowed if you acquire other shares of the Company or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Non-U.S. Tax Credit.    The Company may invest in non-U.S. securities and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Company does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Company, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Company’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Company’s taxable income.

Investments in Certain Non-U.S. Corporations.    If the Company holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Company could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its stockholders. The Company will not be able to pass through to its stockholders any credit or deduction for such taxes. The Company may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Company would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Company might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a fund fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding.    The Company may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a U.S. holder if the U.S. holder fails to provide the Company with his, her or its correct taxpayer identification number or to make required certifications, or if the U.S. holder has been notified by the IRS (or the IRS notifies the Company) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a stockholder’s federal income tax liability on such stockholder’s U.S. federal income tax return.

Non-U.S. holders.    If you are a Non-U.S. holder, you should be aware that, generally, subject to applicable income tax treaties, distributions from the Company to the extent of its current or accumulated earnings and profits will be characterized as dividends for federal income tax purposes (other than dividends which the Company properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a Non-U.S. holder from the Company that are properly reported by the Company as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Company makes certain elections and certain other conditions are met. Distributions from the Company that are properly reported by the Company as an interest-related dividend attributable to certain interest income received by the Company or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Company may not be subject to U.S. federal income taxes, including withholding taxes when received by certain Non-U.S. holders, provided that the Company makes certain elections and certain other conditions are met. The Company may choose not to make such elections even if they are otherwise available.

The Foreign Account Tax Compliance Act (“FATCA”).    FATCA generally requires the Company to obtain information sufficient to identify the status of each of its stockholders. If a stockholder fails to provide this information or otherwise fails to comply with FATCA, the Company may be required to withhold under FATCA at a rate of 30% with respect to that stockholder on Company dividends and distributions and redemption proceeds. The Company may disclose the information that it receives from (or concerning) its stockholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Company and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their own tax advisers regarding the U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Determination of Net Asset Value

We compute our net asset value for our Common Shares as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. We currently make our net asset value available for publication daily. Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a Common Share, our net asset value will equal the value of our total assets (the value of the securities we hold, plus cash or other assets, including interest accrued but not yet received and net deferred tax assets) less (1) all of its liabilities (including without limitation accrued expenses and both current and net deferred tax liabilities), (2) accumulated and unpaid interest payments and distributions on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior debt securities, and (5) any distributions payable on the common stock. The net asset value per Common Share will equal our net asset value divided by the number of outstanding Common Shares.

Pursuant to an agreement with the Accounting Services Provider, the Accounting Services Provider will value our assets in accordance with Valuation Procedures adopted by the Board. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued pursuant to fair value methodologies approved by the Board.

Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or over-the-counter or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or over-the-counter (“OTC”) market for an option, futures contract or option on futures contracts, the Accounting Services Provider will use for exchange traded options, the mean between the highest bid and lowest asked prices obtained as of the closing of the exchanges on which the option is traded, and for non-exchange traded options and futures, the calculated mean based on bid and asked prices obtained from the OTC market.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval no less frequently than quarterly. The Valuation Procedures currently provide for methodologies to be used to fair value equity securities and debt securities. With respect to equity securities, among the factors used to fair value a security subject to restrictions on resale is whether the security has a common share counterpart trading in a public market. If a security does not have a common share counterpart, the security shall be valued initially and thereafter by the Investment Committee of the Adviser (the “Pricing Committee”) based on all relevant factors, and such valuation will be presented to the Board for review and ratification no less frequently than quarterly. If a security has a common share counterpart trading in a public market or is convertible into publicly-traded common shares, the Pricing Committee shall determine an appropriate percentage discount for the security in light of its resale restrictions and/or, as applicable, conversion restrictions and other factors.

With respect to debt securities, among the various factors that can affect the value of such securities are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate; (ii) whether the issuing company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities. Subject to the particular considerations of an issue, debt securities generally will be valued at amortized cost.

The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.

In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) on the treatment of distributions by us to our stockholders.

Automatic Dividend Reinvestment and Cash Purchase Plan

Our Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”) allows participating common stockholders to reinvest distributions in additional Common Shares and allows participants to purchase additional Common Shares through additional optional cash investments in amounts from a minimum of $100 to a maximum of $5,000 per month. Common Shares will be issued by us under the Plan when our Common Shares are trading at a premium to NAV. If our Common Shares trading at a discount to NAV, shares distributed under the Plan will be purchased on the open market at market price. Common Shares issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution or on the day preceding the relevant cash purchase investment date or (2) 95% of the market price per Common Share on the distribution payment date or on the day preceding the relevant cash purchase investment date. See below for more details about the Plan.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, all distributions are automatically reinvested for stockholders by the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional Common Shares (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions in cash by sending written, telephone or Internet instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the amount set forth below in Common Shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional Common Shares directly from us (“Additional Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Shares from us for each participant’s account. The number of Additional Common Shares to be credited to the participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

If, on the payment date, the NAV per Common Share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date. We expect to declare and pay monthly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per Common Share allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There are no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our Common Shares is higher than the NAV, participants in the Plan will receive Common Shares at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of Common Shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because we do not redeem our common stock, the price on resale may be more or less than the NAV.

Cash Purchase Option.    Participants in the Plan may elect to purchase additional Common Shares through optional cash investments in amounts ranging from $100 to $5,000 per month unless a request for waiver has been granted. Optional cash investments may be delivered to the Plan Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. We reserve the right to reject any purchase order. We do not accept cash, travelers’ checks, third party checks, money orders and checks drawn on non-US banks.

For participants to participate in the cash investment option in any given month, the Plan Agent must receive from the participant any optional cash investment no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date. All optional cash investments received on or prior to the payment date will be applied by the Plan Agent to purchase shares on the next succeeding purchase date. Participants may obtain a schedule of relevant dates on our website at www.tortoisecapital.com or by calling 1-866-362-9331.

Common Shares purchased pursuant to this option will be issued by us when our Common Shares are trading at a premium to NAV. If our Common Shares are trading at a discount to NAV, Common Shares will be purchased in the open market by the Plan Agent as described above with respect to reinvestments of distributions.

General.    Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of common stock to be delivered to him or her. If preferred, a participant may request the sale of all the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 transaction fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except, when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to our prior written approval of the successor Plan Agent.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43006 Providence, RI 02940-3006.

Description of Securities

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General.    Our Charter authorizes us to issue up to 100,000,000 Common Shares. The Board may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter. Additionally, the Charter authorizes our Board, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All Common Shares offered pursuant to this Prospectus and any related Prospectus Supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All Common Shares offered pursuant to this Prospectus and any related Prospectus Supplement will be of the same class and will have identical rights, as described below. Holders of Common Shares are entitled to receive distributions when authorized by the Board and declared by us out of assets legally available for the payment of distributions. Holders of Common Shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All Common Shares have equal distribution, liquidation and other rights.

Distributions.    The Company has adopted a managed distribution policy (“MDP”). Currently, distribution amounts are expected to fall in the range of 10% to 15% of the average week-ending NAV per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. All or a portion of such distribution may be taxable to Company shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. Such distributions will be taxable for federal income tax purposes whether they are paid in cash or reinvested in additional shares. To the extent a portion of distributions are treated as return of capital, such amounts are not currently taxable but reduce the shareholder’s basis in the shares. See “Automatic Dividend Reinvestment and Cash Purchase Plan.”

The yield on our Common Shares will likely vary from period to period depending on factors including the following:

•        market conditions;

•        the timing of our investments in portfolio securities;

•        the securities comprising our portfolio;

•        changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•        the amount and timing of the use of borrowings and other leverage by us;

•        the effects of leverage on our Common Shares;

•        the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•        our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our Common Shares, and the yield for any given period is not an indication or representation of future yields on the common stock.

Limitations on Distributions.

So long as shares of preferred stock are outstanding, holders of Common Shares will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions.

So long as senior securities representing indebtedness are outstanding, holders of Common Shares will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.    Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of senior notes and preferred stock.

Voting Rights.    Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, provided that holders of preferred stock, as a class, have the right to elect two directors at all times. Pursuant to the Bylaws, the Board may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.    The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders.

Market.    Our common stock trades on the NYSE under the ticker symbol “TYG.” Common Shares issued pursuant to this Prospectus will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment and Cash Purchase Plan Agent.    Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170, serves as the transfer agent and the Automatic Dividend Reinvestment and Cash Purchase Plan agent, and Computershare, Inc. serves as the dividend paying agent for our common stock.

Subscription Rights

We may in the future, and at our discretion, choose to make offerings of Rights to our shareholders to purchase Common Shares. Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the Rights. In connection with a Rights offering to shareholders, we would distribute certificates or other documentation evidencing the Rights and a Prospectus Supplement to our shareholders as of the record date that we set for determining the shareholders eligible to receive Rights in such Rights offering. Any such future Rights offering will be made in accordance with the 1940 Act and, to the extent such Rights are transferable, will comply with applicable interpretations of the SEC or its staff, as such interpretations may be modified in the future, which currently require that: (i) the Board make a good faith determination that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the Rights for use by shareholders who do not exercise such Rights; and (iv) the ratio of such transferable Rights offering does not exceed one new share for each three rights held.

The applicable Prospectus Supplement would describe the following terms of the Rights (to the extent each is applicable) in respect of which this Prospectus is being delivered:

•        the period of time the offering would remain open;

•        the underwriter or distributor, if any, of the Rights and any associated underwriting fees or discounts applicable to purchases of the Rights;

•        the title of such Rights;

•        the exercise price for such Rights (or method of calculation thereof);

•        the number of such Rights issued in respect of each share;

•        the number of Rights required to purchase a single share;

•        the extent to which such Rights are transferable and the market on which they may be traded if they are transferable;

•        if such Rights are transferable, a discussion regarding the Board’s basis for determining that such offering would result in a net benefit to existing shareholders;

•        if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such Rights;

•        the date on which the right to exercise such Rights will commence, and the date on which such Rights will expire (subject to any extension);

•        the extent to which such Rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•        termination rights the Company may have in connection with such Rights offering; and

•        any other terms of such Rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such Rights.

A certain number of Rights would entitle the holder of the Right(s) to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the Rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such Rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised Rights would become void. Upon expiration of the Rights offering and the receipt of payment and the Rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the Rights agent, or any other office indicated in the Prospectus Supplement, the Common Shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, the Company may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Preferred Stock

The following is a brief description of the terms of the Series F Mandatory Redeemable Preferred Shares (the “Series F MRP Shares”), Series G Mandatory Redeemable Preferred Shares (the “Series G MRP Shares”), Series H Mandatory Redeemable Preferred Shares (the “Series H MRP Shares”), Series I Mandatory Redeemable Preferred Shares (the “Series I MRP Shares”), and Series J Mandatory Redeemable Preferred Shares (the “Series J MRP Shares” and, collectively with the Series F MRP Shares, the Series G MRP Shares, the Series H MRP Shares and the Series I MRP Shares, the “Outstanding MRP Shares”) currently outstanding as of the date of this Prospectus. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Articles Supplementary of the Company with respect to each series of Outstanding MRP Shares. Capitalized terms used but not defined in this description of the preferred stock have the meanings given them in the respective Articles Supplementary.

Dividends and Dividend Periods

General.    Holders of Outstanding MRP Shares are entitled to receive cash dividends when, as, and if declared on each Dividend Payment Date with respect to a Dividend Period at a Dividend Rate equal to the Applicable Rate (or the Default Rate) for each Dividend Period. The Applicable Rate is computed on the basis of two 180-day semi-annual periods with respect to Series F MRP Shares, Series G MRP Shares, Series I MRP Shares and Series J MRP Shares of the Company and four 90-day quarterly periods with respect to Series H MRP Shares of the Company. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and with priority over any distribution declared and payable on our common stock.

Fixed Dividend Rate.    The Applicable Rate is an annual rate of 2.67% with respect to Series F MRP Shares, 5.96% with respect to Series G MRP Shares, 4.07% with respect to Series H MRP Shares, 2.90% with respect to Series I MRP Shares and 5.29% with respect to Series J MRP Shares.

Payment of Dividends and Dividend Periods.    Dividends on Outstanding MRP Shares will be payable semi-annually, except for dividends on Series H MRP Shares, which will be payable quarterly. Dividends will be paid on the first Business Day following the last day of the Dividend Period and upon any redemption of the Outstanding MRP Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any Dividend Period will be declared and paid to holders of record of Outstanding MRP Shares as their names shall appear on our books and records at the close of business on the 5th day prior to the end of such Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends payable on any Outstanding MRP Shares (except for Series H MRP Shares) for any period of less than a full Dividend Period, including upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of two 180-day semi-annual periods and the actual number of days elapsed for any such period of less than one semi-annual period. Dividends payable on the Series H MRP Shares for any period of less than a full Dividend Period, including upon any redemption of such shares on any redemption date other than a Dividend Payment Date, will be computed by multiplying the Applicable Rate for such period by a fraction, the numerator of which shall be the actual number of days in such period and the denominator of which shall be 360, multiplying the amount so obtained by the liquidation preference.

We do not intend to establish any reserves for the payment of dividends. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Outstanding MRP Shares as their names appear on our books and records on a date not exceeding 5 calendar days preceding the payment date thereof, as may be fixed by the Board.

Adjustment to Fixed Dividend Rate — Ratings.    So long as Outstanding MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such rating by any other NRSRO), then the Dividend Rate will be equal to the Applicable Rate. If the lowest credit rating assigned on any date to Outstanding MRP Shares by Fitch or any other NRSRO is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such Outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating (or the equivalent from any other NRSRO) to the Applicable Rate.

Dividend Rate Adjustment Schedule
Fitch Rating	Enhanced Dividend Amount
“A-”	0.5%
“BBB+” to “BBB-”	2.0%
“BB+” or below	4.0%

We will at all times use our reasonable best efforts to cause at least one NRSRO to maintain a current rating on the Outstanding MRP Shares. If no NRSRO is rating Outstanding MRP Shares, the Dividend Rate applicable to the Outstanding MRP Shares for such date will be a rate equal to the Applicable Rate plus 4.0%, unless the Dividend Rate is the Default Rate, in which case the Dividend Rate shall remain the Default Rate.

The Board has the right to terminate the designation of Fitch as a rating agency for purposes of the Outstanding MRP Shares. In such event, any rating of Fitch will be disregarded. If an NRSRO replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating will thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate will result in the Dividend Rate being less than the Applicable Rate.

Default Rate — Default Period.    The Dividend Rate will be the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to Outstanding MRP Shares will commence on a date we fail to pay (i) the full amount of any dividends on the Outstanding MRP Shares payable on the Dividend Payment Date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) and any unpaid redemption price shall have been directly paid. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the Applicable Rate in effect on such day plus five percent (5%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default (if such default is not solely due to the willful failure of the Company) will be deemed to commence if the amount of any dividend or any redemption price due is paid within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the number of days comprising such period divided by 360.

Redemption

Term Redemption.    We will be required to provide for the mandatory redemption of all of the Series F MRP Shares on December 17, 2026, all of the Series G MRP Shares on December 18, 2029, all of the Series H MRP Shares on December 13, 2027, all of the Series I MRP Shares on December 17, 2027 and all of the Series J MRP Shares on August 21, 2030 (each, a “Term Redemption Date”), at a redemption price equal to the liquidation preference per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Redemption Price”).

Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Outstanding MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time upon not less than 20 days nor more than 60 (with respect to Series H MRP Shares) or 180 (with respect to Series F MRP Shares, Series G MRP Shares, Series I MRP Shares and Series J MRP Shares) calendar days’ prior notice for the Redemption Price plus with respect to each share, an amount (not less than zero) equal to the excess, if any, of the amount obtained by discounting all remaining scheduled payments with respect to the liquidation preference over the liquidation preference (the “Make-Whole Amount”); provided that we may, at our option, redeem the Outstanding MRP Shares within 60 days prior to the respective Term Redemption Date for the Redemption Price. This optional redemption is not available unless on the date on which we intend to give such notice and on the date of redemption, we satisfy Fitch’s maintenance amount requirements (“MRP Shares Basic Maintenance Amount”), and the MRP Shares Asset Coverage is greater than or equal to 225% immediately subsequent to such redemption.

In addition to the foregoing, if the MRP Shares Asset Coverage is greater than 225%, but less than or equal to 235% for any five Business Days within a ten-Business Day period, determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination within the ten-Business Day period, we, upon not less than 12 days nor more than 40 days’ notice as provided below, may redeem the Outstanding MRP Shares at the Redemption Price plus a redemption amount equal to 2% of the liquidation preference per share. The amount of Outstanding MRP Shares that may be redeemed pursuant to the foregoing may not exceed an amount of Outstanding MRP Shares which would result in a MRP Shares Asset Coverage of more than 250% pro forma for such redemption, determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

We may not effect any optional redemption unless on the date of such notice and on the date fixed for the redemption, we would satisfy the Outstanding MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement immediately subsequent to such redemption, if such redemption were to occur on such date.

We also reserve the right to repurchase Outstanding MRP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the Outstanding MRP Shares, but we are under no obligation to do so.

Mandatory Redemption.    If, while any Outstanding MRP Shares are outstanding, we fail to satisfy the Outstanding MRP Shares Asset Coverage as of the last day of any month or the Outstanding MRP Shares Basic Maintenance Amount as of any Friday (or the next preceding Business Day), and such failure is not cured as of the close of business on the date that is 30 days after such date (a “Cure Date”), the Outstanding MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Redemption Price plus a redemption amount equal to 1% of the liquidation preference per share.

The number of Outstanding MRP Shares to be redeemed in such circumstances will be equal to the product of (A) the quotient of the number of outstanding Outstanding MRP Shares divided by the aggregate number of outstanding preferred shares of the Company which have an asset coverage test greater than or equal to 225% times (B) the minimum number of outstanding preferred shares of the Company the redemption of which would result in the Company satisfying the MRP Shares Asset Coverage and MRP Shares Basic Maintenance Amount as of the Cure Date (provided that, if there is no such number of Outstanding MRP Shares the redemption of which would have such result, the Company shall redeem all outstanding Outstanding MRP Shares).

We will allocate the number of shares required to be redeemed to satisfy the Outstanding MRP Shares Asset Coverage or Outstanding MRP Shares Basic Maintenance Amount, as the case may be, pro rata among the holders of Outstanding MRP Shares in proportion to the number of shares they hold.

We are required to effect such a mandatory redemption not later than 40 days after the cure date (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or are not otherwise permitted to redeem pursuant to applicable law or the terms of any existing leverage, all of the required number of Outstanding MRP Shares of a series that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those Outstanding MRP Shares on the earliest practicable date on which we will have such funds available or are otherwise permitted to redeem such shares, upon notice to record owners of Outstanding MRP Shares to be redeemed. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

Voting Rights

Except as otherwise provided in the Company’s Charter and Bylaws or as otherwise required by applicable law, (1) each holder of Outstanding MRP Shares will be entitled to one vote for each Outstanding MRP Share held on each matter submitted to a vote of stockholders of the Company, and (2) the holders of Outstanding MRP Shares, along with holders of other outstanding preferred shares of the Company, will vote together with holders of Company common stock as a single class; provided, however, that holders of preferred shares, including the Outstanding MRP Shares, are entitled as a class to elect two members of the Board at all times.

The Company may not amend, alter or repeal any right, preference or power of a series of Outstanding MRP Shares, or amend the Company’s Charter or Bylaws, so as to materially and adversely affect any preference, right or power of such series or the holders thereof, without obtaining the affirmative vote of the holders of a majority of the outstanding of such series of Outstanding MRP Shares, and shall be required to obtain the separate affirmative vote of holders of a majority of any affected series of Outstanding MRP Shares in the event of any matter or action that would materially and adversely affect the rights, preference or powers of such series in a manner different from that of other series or class of Company capital stock. In addition, holders of Outstanding MRP Shares of each series will have certain other voting rights under the applicable Articles Supplementary, together with holders of any other outstanding series of the Company’s preferred shares, with respect to certain actions that may affect their investment in the Company. Holders of Outstanding MRP Shares also will be entitled to vote as a class with holders of other preferred shares of the Company on matters that relate to certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act.

Holders of the Outstanding MRP Shares will be entitled to elect additional directors constituting, when added to the two directors elected exclusively by the holders of preferred shares, a majority of the directors, in the event at least two full years of accumulated dividends are due and unpaid, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the directors of the Company.

Debt Securities

General.    Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings or debt securities will rank senior to the preferred stock and the common stock.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our total assets. So long as our current notes are outstanding, additional debt securities must rank on parity with such indebtedness with respect to the payment of interest and upon the distribution of our assets.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We currently are subject to certain restrictions imposed by guidelines of one or more rating agencies that have issued ratings for outstanding notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or distributions from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Company with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

Voting Rights.    Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the documents governing such instruments relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain Provisions in the Company’s Charter and Bylaws

The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this Prospectus forms a part.

The following description of certain provisions of our Charter and Bylaws is only a summary. The Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Classification of the Board of Directors; Election of Directors

The Charter provides that the number of directors may be established only by the Board pursuant to the Bylaws but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act and except as may be provided by the Board in setting the terms of any class or series of preferred stock, any vacancy may be filled only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2026 for the Class I directors, 2027 for the Class II directors and 2028 for the Class III directors, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify. Each year only one class of directors will be elected by the stockholders. The classification of the Board should help to ensure the continuity and stability of the strategies and policies determined by the Board.

The classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board. Thus, the classified board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer, or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

The Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the exclusive power of the Board to fill vacant directorships, may preclude stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Actions; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution require the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to the approval by our Board otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter.

The “continuing directors” are defined in our Charter as the directors named in our Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board.

Our Bylaws provide that the Board has the exclusive power to adopt, alter, or repeal any provision of our Bylaws and to make new Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board or (3) by any one or more stockholders who have each continuously owned shares of stock of the Company entitled to vote in the election of directors or a proposal of other business for at least three years as of the date of the giving of notice as provided in the Bylaws, the record date for determining the stockholders entitled to vote at the meeting and the time of the annual meeting, with the aggregate shares owned by such stockholder or stockholders as of each such dates and during such three-year period representing at least one percent of the Company’s shares of stock and who has or have complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to notice of the meeting by the Company, (2) by or at the direction of the Board, or (3) provided that the Board has determined that Directors will be elected at the meeting, by a stockholder who was a stockholder of record at the time of the giving of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Plan of Distribution

The Company may offer and sell Securities from time to time on an immediate, continuous or delayed basis, in one or more offerings under this Prospectus and a related Prospectus Supplement, on terms to be determined at the time of the offering. The Company may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Company designates from time to time, or through a combination of these methods. Sales of Securities may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

The Prospectus Supplement relating to any offering of Securities will describe the terms of such offering, including, as applicable:

•        the names of any agents, underwriters or dealers;

•        any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•        any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•        the public offering or purchase price of the offered Securities, the estimated net proceeds the Company will receive from the sale and the use of proceeds; and

•        any securities exchange on which the offered Securities may be listed.

The Prospectus Supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering.

Direct Sales

The Company may offer and sell Securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of Securities. In this case, no underwriters or agents would be involved. The Company may use electronic media, including the Internet, to sell offered Securities directly. The Company will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

The Company may offer and sell Securities through an agent or agents designated by the Company from time to time. An agent may sell Securities it has purchased from the Company as principal to other dealers for resale to investors and other purchasers and may reallow all or any portion of the discount received in connection with the purchase from the Company to the dealers. After the initial offering of Securities, the offering price (in the case of Securities to be resold at a fixed offering price), the concession and the discount may be changed.

By Underwriters

If any underwriters are involved in the offer and sale of Securities, such Securities will be acquired by the underwriters and may be resold by them, either at a fixed public offering price established at the time of offering or from time to time in one or more negotiated transactions or otherwise, at prices related to prevailing market prices determined at the time of sale. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase Securities will be subject to conditions precedent and the underwriters will be obligated to purchase all Securities described in the Prospectus Supplement if any are purchased. Any initial public offering price and any discounts or concessions allowed or re-allowed or paid to underwriters may be changed from time to time.

In connection with an offering of Common Shares, if a Prospectus Supplement so indicates, the Company may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Company may offer and sell Securities from time to time through one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Company will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

General Information

Any underwriters, dealer or agent participating in an offering of Securities may be deemed to be an “underwriter,” as that term is defined in the 1933 Act, of Securities so offered and sold, and any discounts and commission received by them, and any profit realized by them on resale of the offered Securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

Underwriters, dealers and agents may be entitled, under agreements entered into with the Company, to indemnification by the Company against some liabilities, including liabilities under the 1933 Act.

The Company may offer to sell Securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other Security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•        An overallotment in connection with an offering creates a short position in the Common Shares for the underwriter’s own account.

•        An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

•        Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other Securities in the open market in order to reduce a short position created in connection with the offering.

•        The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. Underwriters are not required to engage in these activities and may end any of these activities at any time.

In connection with any Rights offering, the Company may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Shares remaining unsubscribed for after the Rights offering.

Unless otherwise indicated in the prospectus supplement, each series of offered preferred shares will be a new issue of securities for which there currently is no market. Any underwriters to whom preferred shares are sold for public offering and sale may make a market in such preferred shares as permitted by applicable laws and regulations, but such underwriters will not be obligated to do so, and any such market making may be discontinued at any time without notice. Accordingly, there can be no assurance as to the development or liquidity of any market for the preferred shares.

Underwriters, agents and dealers may engage in transactions with or perform services, including various investment banking and other services, for the Company and/or any of the Company’s affiliates in the ordinary course of business.

The maximum amount of compensation to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed the applicable FINRA limit for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of the Company’s portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Securities for sale to their online brokerage account holders. Such allocations of Securities for Internet distributions will be made on the same basis as other allocations. In addition, Securities may be sold by the underwriters to securities dealers who resell Securities to online brokerage account holders.

Administrator and Custodian

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our administrator and provides certain back-office support such as payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.03% of the first $1,000,000,000 of the Company’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Company’s Managed Assets. For the fiscal years ended November 30, 2023, November 30, 2024, and November 30, 2025, we paid U.S. Bancorp Fund Services, LLC $236,284, $222,850, and $306,151 respectively, for administrative services.

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as the custodian of our cash and investment securities. We pay the custodian a monthly fee computed at an annual rate of 0.004% of the Company’s U.S. Dollar-denominated assets and 0.015% of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Legal Matters

Vedder Price P.C. (“Vedder”), Chicago, Illinois, serves as our counsel with respect to this offering. Certain matters of Maryland law in connection with the securities offered hereby will be passed upon for us by Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the placement agents or underwriters of such offering, such counsel to the placement agents or underwriters will be named in a Prospectus Supplement.

Available Information

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent annual shareholder report filed with the SEC is for our fiscal year ended November 30, 2025. These documents are available on the SEC’s EDGAR.

This Prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

Incorporation by Reference

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering will be incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

•        Our SAI, dated May 8, 2026, filed with the Prospectus;

•        Our Annual Report on Form N-CSR, filed with the SEC on February 6, 2026, which includes the Financial Highlights for the fiscal years ended November 30, 2025, 2024, 2023, 2022 and 2021;

•        Our Annual Report on Form N-CSR, filed with the Commission on February 5, 2021, which includes Financial Highlights for the fiscal years ending November 30, 2020, 2019, 2018, 2017 and 2016;

•        Our definitive Proxy Statement on Schedule 14A for our 2025 Annual Meeting of Stockholders filed with the SEC on July 10, 2025; and

•        Our Description of Common Stock on Form 8-A, filed with the SEC on February 18, 2004.

The information incorporated by reference is considered to be part of this Prospectus, and later information that the Company files with the SEC will automatically update and supersede this information. You should not assume that the information in this Prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this Prospectus or those documents. Incorporated materials not delivered with the Prospectus may be obtained, without charge or by calling toll-free at 1-866-362-9331, by writing us at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. Our annual and semi-annual reports and the statement of additional information also are available on our investment adviser’s website at www.tortoiseadvisors.com.

All dealers that effect transactions in Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

TORTOISE ENERGY INFRASTRUCTURE corporation

Statement of Additional Information

May 8, 2026

Tortoise Energy Infrastructure Corporation, a Maryland corporation (the “Company”, “we” or “our”), is a non-diversified, closed-end management investment company that commenced operations in February 2004.

This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of our common stock and subscription rights in one or more offerings. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with our Prospectus dated May 8, 2026 and any related Prospectus Supplement. This Statement of Additional Information does not include all information that you should consider before purchasing any of our securities. You should obtain and read our Prospectus and any related Prospectus Supplements prior to purchasing any of our securities. In addition, our financial statements and the independent registered public accounting firm’s report therein included in our Annual Report on Form N-CSR, filed with the SEC on February 6, 2026, are incorporated herein by reference. A copy of our Prospectus and any related Prospectus Supplement may be obtained without charge by calling 1-866-362-9331. You also may obtain a copy of our Prospectus and any related Prospectus Supplement on the SEC’s web site (http://www.sec.gov). A copy of our Prospectus and any related Prospectus Supplement also are available on our investment adviser’s website at www.tortoiseadvisors.com. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related Prospectus Supplement.

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Investment Limitations

This section supplements the disclosure in the Prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

(1)    issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)    borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)    make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)    concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the energy infrastructure sector;

(5)    underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in its portfolio;

(6)    purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7)    purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered nonfundamental and may be changed by the Board of Directors of the Company (the “Board”) without prior approval of our outstanding voting securities.

Nonfundamental Investment Policies

The Company has adopted the following additional nonfundamental investment policies:

•        Under normal circumstances, it will invest at least 90% of its total investments, defined as the value of all investments reported as total investments in its schedule of investments, in securities of energy infrastructure companies.

•        It may invest up to 25% of its total assets in MLPs.

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•        It may invest up to 30% of its total investments in restricted securities, primarily through direct placements. Subject to this policy, it may invest without limitation in illiquid securities. The types of restricted securities that it may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

•        It may invest up to 25% of its total investments in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•        It will not invest more than 10% of its total investments in any single issuer.

•        It will not engage in short sales.

•        It may invest in short-term securities or cash pending investment of any offering proceeds or to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

•        It may utilize leverage in an amount that on average represents approximately 25% of its total assets. It considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% – 30%.

The Board may change the Company’s nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the Company’s policy of investing at least 90% of its total investments in energy infrastructure companies requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.

Currently under the 1940 Act, we are not permitted to incur senior securities representing indebtedness unless immediately after such borrowing we have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). Additionally, currently under the 1940 Act, we may not declare any distribution upon our common or preferred stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such distribution, or purchase price, as the case may be. Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we are not permitted to declare any distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

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Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretive positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our total assets.

We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

We interpret our policy with respect to concentration to include energy infrastructure companies, as defined in the Prospectus and below. See “Investment Objective and Principal Investment Strategies.”

Under the 1940 Act, we may invest up to 10% of our total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. We may invest to a greater degree in investment companies to the extent consistent with rules and regulations promulgated by the SEC. As a shareholder in any investment company, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

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Investment Objective and Principal Investment Strategies

The Prospectus presents our investment objective and the principal investment strategies and risks. This section supplements the disclosure in the Prospectus and provides additional information about our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distribution. There is no assurance that we will achieve our objective. The investment objective and the investment policies discussed below are nonfundamental. The Board may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days prior written notice of any change to our nonfundamental investment policy of investing at least 90% of total investments in energy infrastructure companies.

Under normal circumstances, we invest at least 90% of total investments in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Additionally, energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity. We may invest up to 25% of our total assets in a portfolio of equity securities of energy infrastructure companies that are MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. MLP equity securities (known as “units”) currently consist of common units, convertible subordinated units or pay-in-kind units and limited liability company common units. We also may invest in other securities, consistent with our investment objective and fundamental and nonfundamental policies.

The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies the Adviser may employ in pursuit of our investment objective and a discussion of related risks.

Energy Infrastructure Companies

We concentrate our investments in the energy infrastructure sector. We pursue our objective, by under normal circumstances, investing at least 90% of our total investments in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing, or marketing natural gas, natural gas liquids, coal, crude oil, or refined petroleum products, or exploring, developing, managing, or producing such commodities. Additionally, energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity.

We also may invest in equity and debt securities of midstream energy entities in the energy infrastructure sector that are organized and/or taxed as corporations.

Midstream energy infrastructure entities in which we invest generally can be classified in the following categories:

•        Pipeline Entities.    Pipeline entities are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline entities also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low-cost structure and government-regulated nature. In addition, most pipeline entities have limited direct commodity price exposure because they do not own the product being shipped.

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•        Gathering and Processing Entities.    Gathering and processing entities are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor may be fee based or tied to the prices of the natural gas and NGL commodities.

Power and utility infrastructure entities in which we invest generally can be classified as those providing products, services or equipment for the generation or distribution of electricity, gas or water. Historically, regulated power generation and demand is less exposed to cyclical economic forces due to its low-cost structure and government-regulated nature. In addition, regulated power entities have limited direct commodity price exposure because they do not own the product being shipped. By contrast unregulated power companies we may invest in are exposed to prevailing power prices in the market they sell power in to. Midstream energy entities typically achieve distribution growth by internal and external means. Midstream energy entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions.

Midstream energy entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Midstream energy entities are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may affect adversely their results of operations.

Midstream energy entities operating interstate pipelines and storage facilities are subject to substantial regulation by FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Midstream energy entities may be subject to liability relating to the release of substances into the environment, including liability under federal “SuperFund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of midstream energy entities.

Midstream energy entities are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain midstream energy entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of midstream energy entities to successfully integrate recent or future acquisitions; and the general level of the economy.

Non-MLPs.    Midstream energy entities that are not MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows.

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Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

Energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. Cyber hacking could also cause significant disruption and harm to energy infrastructure companies. The U.S. government has issued warnings that energy assets might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the energy infrastructure industry and markets. Such events may also adversely affect our business and financial condition. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

Master Limited Partnerships

Under normal circumstances we may invest up to 25% of our total assets in MLPs. An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “qualifying income” under Section 7704 of the Code. An MLP is typically a limited partnership, the interests in which (known as units) are traded on securities exchanges or over the counter. Organization as a partnership and compliance with the qualifying income rules generally eliminates federal income tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, he or she becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although the tax consequences make this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

In the case of an MLP buying assets from its sponsor or general partner, the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

MLPs tend to pay relatively higher distributions than other types of companies, and we intend to use these MLP distributions in an effort to meet our investment objective.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLP partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages

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vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving to up to 25% and ultimately to 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount of distributions to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Because the MLP itself generally does not pay federal income tax at the entity level, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

The partner generally will not incur federal income tax on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.

The Company’s Investments

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities.    We invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Equity Securities of MLPs.    Consistent with our investment objective, we may invest up to 100% of total assets in equity securities issued by energy infrastructure MLPs, including common units and convertible subordinated units, and common units, subordinated units and preferred units of limited liability companies (“LLCs”) (that are treated as partnerships for federal income tax purposes). The table below summarizes the features of these securities, and a further discussion of these securities follows.

	Common Units (for MLPs taxed as partnerships)(1)	Convertible Subordinated Units (for MLPs taxed as partnerships)
Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units
Dividend Priority	First right to minimum quarterly distribution (“MQD”) specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights; may be paid in additional units
Dividend Rate	Minimum set in partnership agreement; participate pro rata with subordinated units after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD
Trading	Listed on NYSE, NYSE MKT LLC or NASDAQ National Market	Not publicly traded

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	Common Units (for MLPs taxed as partnerships)(1)	Convertible Subordinated Units (for MLPs taxed as partnerships)
Federal Income Tax Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-free return of capital to extent of holder’s basis; remainder as capital gain	Same as common units
Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units
Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter
Conversion Rights	None	Typically one-to-one ratio into common units

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(1)      Some energy infrastructure companies in which we may invest have been organized as LLCs. Such companies are generally treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics as those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

MLP Common Units.    MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Debt Securities.    We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of issuers operating in essential asset sectors, and securities rated below investment grade (commonly referred to as “junk bonds”). These debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is advisable and in the best interest of us and our stockholders.

Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type. The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

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We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act. We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis. We currently have no specific maturity policy with respect to debt securities. We currently have no specific maturity policy with respect to debt securities.

The corporate debt securities in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common shareholders with any of the benefits typically associated with asset class diversification.

Below Investment Grade Debt Securities.    We may invest up to 25% of our assets in below investment grade securities. The below investment grade debt securities in which we invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by S&P’s, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Adviser to be of comparable quality.

Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, investment in below investment grade securities is subject to the following specific risks:

•        increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•        greater risk of loss due to default or declining credit quality;

•        adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•        if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could affect severely the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities we own may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments.

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Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by us, we may be required to bear extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

Restricted, Illiquid and Thinly-Traded Securities.    We may invest up to 30% of our total investments in restricted securities, primarily through direct placements of MLP securities. Restricted securities obtained by means of direct placement are less liquid than securities traded in the open market; therefore, we may not be able to readily sell such securities.

Investments currently considered by the Adviser to be illiquid because of such restrictions include convertible subordinated units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might not be able to dispose of such securities promptly or at reasonable prices.

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We also may invest in securities that may not be restricted but are thinly-traded. Although securities of certain MLPs trade on the NYSE, NYSE Alternext U.S. (formerly known as AMEX), the NASDAQ National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value, and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Commercial Paper.    We may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper usually is repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

U.S. Government Securities.    We may invest in U.S. Government securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years, and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States, and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies, and such securities may involve risk of loss of principal and interest.

U.S. Government Securities.    We may invest in U.S. Government securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years, and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States, and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies, and such securities may involve risk of loss of principal and interest.

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Repurchase Agreements.    We may enter into “repurchase agreements” backed by U.S. Government securities. A repurchase agreement arises when we purchase a security and simultaneously agree to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit us to earn interest on assets awaiting long-term investment. We require continuous maintenance by our custodian for our account in the Federal Reserve/Treasury Book-Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing our rights.

Reverse Repurchase Agreements.    We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agree to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when we enter into a reverse repurchase agreement, liquid assets (such as cash, U.S. Government securities or other “high-grade” debt obligations) having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by our custodian throughout the period of the obligation. The use of reverse repurchase agreements creates leverage which increases our investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Margin Borrowing.    Although we do not currently intend to, we may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Margin borrowing creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition from us issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this Statement of Additional Information. See “Investment Limitations” at page 1.

Interest Rate Transactions.    We may, but are not required to, use interest rate transactions such as swaps, caps and floors in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the

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notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease cash available for distributions available to the shares of our common stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the shares of our common stock. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. When interest rate swap transactions are outstanding, we will segregate liquid assets with our custodian in an amount equal to our net payment obligation under the swap.

Delayed-Delivery Transactions.    Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. We may receive fees or price concessions for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with our investments. If we remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, we will segregate appropriate liquid assets with our custodian to cover the purchase obligations. When we have sold a security on a delayed-delivery basis, we do not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, we could miss a favorable price or yield opportunity or suffer a loss.

Securities Lending.    We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Temporary and Defensive Investments.    Pending investment of offering or leverage proceeds, we may invest such proceeds in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or we may invest in cash or cash equivalents, all of which are expected to provide a lower yield than the securities of energy infrastructure companies. We also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

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Under adverse market or economic conditions, we may invest up to 100% of our total investments in short-term securities or cash. The yield on short-term securities or cash may be lower than the returns on MLPs or other or yields on lower rated fixed income securities. To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in our not achieving, our investment objective.

Covered Call Options Strategy

We may also seek to provide current income from gains earned through a covered call option strategy. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to correctly predict the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes. We may invest either directly or indirectly through the subsidiaries. We will be the sole shareholder of any subsidiary, and it is currently expected that shares of any subsidiary will not be sold or offered to other investors.

We may invest an aggregate of up to 5% of our total investments in subsidiaries. We anticipate investing in certain private clean energy-related issuers indirectly through the subsidiaries.

The subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a subsidiary is formed could result in our inability or the inability of the subsidiaries to operate as described in the Prospectus and the statement of additional information and could adversely affect us. Our Board has oversight responsibility for the investment activities of the Company, including our investments in any subsidiary, and our role as the sole shareholder of any subsidiary.

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The assets of any subsidiaries and our assets, taken as a whole, will be subject to the same investment restrictions and limitations, and the subsidiary will be subject to the same compliance policies and procedures as the Company. As a result, investments held through a subsidiary will be considered in determining compliance with the investment policies and restrictions that apply to the management of the Company, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any subsidiary’s portfolio investments.

Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts. In addition, conflicts of interest may arise from the fact that a related person of our Adviser has an interest in a client organized as a limited liability company, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund or client. Certain of the Adviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company. Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with us for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities purchased or sold will be allocated among the clients on a good faith, fair and equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for us. When possible, our Adviser combines all the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that our future performance and future performance of other accounts of the Adviser may vary.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. Our Adviser’s management of accounts with

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proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Our Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. Our Adviser has adopted various policies to mitigate these conflicts, including policies that require our Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. Our Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

The 1940 Act limits our ability to co-invest in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and our Adviser have received exemptive relief from the SEC that permits certain co-investment transactions. In this regard, our Adviser has the ability to allocate investment opportunities of certain negotiated transactions between us, other funds registered under the 1940 Act and other accounts managed by our Adviser pro rata based on available capital, up to the amount proposed to be invested by each. All accounts generally are required to participate on the same terms. Pursuant to the exemptive order, our Adviser will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment. A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

To the extent that the Adviser sources and structures private investments in MLPs or other midstream entities, certain employees of the Adviser may become aware of actions planned by MLPs or other entities, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an MLP or a midstream entity about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP or other midstream securities. Our investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for us. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as ours.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

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Management of the Company

Directors and Officers

Our business and affairs are managed under the direction of the Board. Accordingly, the Board provides broad supervision over our affairs, including supervision of the duties performed by the Adviser. Our officers are responsible for our day-to-day operations. Our directors and officers and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. The Board is divided into three classes. Directors of each class are elected to serve three year terms and until their successors are duly elected and qualify. Each year only one class of directors is elected by the stockholders. Unless otherwise indicated, the address of each director and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Board consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates (“Independent Directors”).

Name and Age*	Position(s) Held With Company and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held During Past Five Years
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class I Director since 2003

Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Associate Professor and Chairman of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (faculty member from 1999 – 2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008 – 2017); Formerly Faculty Member, Pennsylvania State University (1997 – 1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.

			1	Peachtree Alternative Strategies Fund

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Name and Age*	Position(s) Held With Company and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held During Past Five Years
Carrie R. Schoffman (Born 1973)	Class II Director since July 15, 2025	Owner, CPA Concierge Services, LLC (since 2020); Tax Accountant, Bree Beers & Associates, PC (2017 – 2021); Principal Financial Officer and Treasurer, ICON Funds (2013 – 2017); Chief Compliance Officer, ICON Funds (2004 – 2017); Chief Compliance Officer, Senior Vice President, ICON Advisers, Inc. (2004 – 2017); Staff Accountant, U.S. Securities and Exchange Commission (2003 – 2004); Experienced Manager/Senior/Staff, PricewaterhouseCoopers LLP (1996 – 2003); CPA designation (since 1997).	7	Ultimus Registered Alternatives Gateway Series Trust; Tortoise Capital Series Trust

Alexandra A. Herger (Born 1957)(3)	Class I Director since 2015

Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange; Director of Tethys Oil (Stockholm) and member of PGS (Oslo) nomination committee.

			1	None

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Name and Age*	Position(s) Held With Company and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held During Past Five Years
Andrew J. Iseman (Born 1964)	Class III Director since 2025

Member, Governing Council, Independent Directors Council (since 2024); Adjunct Faculty, Rockhurst University (2018); Chief Executive Officer, Scout Investments (2010 – 2018); Chief Operating Officer, RK Capital Management (2009 – 2010); Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series (2007 – 2008); Senior Vice President, INTECH (2005 – 2007); Vice President of Investment Operations, Janus Capital Group (2003 – 2005); Chief Operating Officer, Berger Financial Group (1996 – 2003); Product Manager, DST Systems (1993 – 1996); Senior Compliance Examiner, FINRA (1987 – 1993).

			7	Pacific Select Fund; Pacific Funds Series Trust; Tortoise Capital Series Trust

Interested Directors and Officers
Tom Florence (Born 1962)(2)	Class III Director and Chairman of the Board since 2025	Chief Executive Officer, Tortoise Capital Advisors, L.L.C. (since 2024); Managing Director, Hamilton Lane (2021 – 2022); Chairman, Chief Executive Officer and Founder, 361 Capital (2009 – 2021); Managing Partner, Black Creek Capital (2003 – 2008); Managing Director, Morningstar Inc. (2000 – 2003); Managing Director, Pilgrim Baxter & Associates (1996 – 2000); Vice President, Fidelity Investments (1991 – 1996); Vice President, Merrill Lynch (1985 – 1991).	7	Tortoise Capital Series Trust

Matthew G.P. Sallee (Born 1978)(2)	Chief Executive Officer since June 7, 2024; President since June 30, 2015

Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.

			N/A	None

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Name and Age*	Position(s) Held With Company and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held During Past Five Years
Sean Wickliffe (Born 1989)(2)	Principal Financial Officer and Treasurer since April 1, 2024; Vice President and Assistant Treasurer from July 14, 2021 to April 1, 2024

Vice President — Financial Operations of the Adviser since January 2021; Senior Financial Operations Analyst of the Adviser from January 2020 to January 2021; Financial Operations Analyst of the Adviser from December 2016 to January 2020; Junior Financial Operations Analyst of the Adviser from November 2015 to December 2016.

			N/A	None

Amy Siefer (Born 1977)	Chief Compliance Officer since February 2025	Director, Fund CCO Services, PINE Advisor Solutions LLC (2024 – present); Vice President at Citi Fund Services Ohio, Inc. (2012 – 2024).	N/A	None

____________

(1)      Ending year of Director terms by Class are as follows:

TYG
Class I	2026
Class II	2027
Class III	2028

(2)      As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

(3)      By letter dated April 24, 2026, Alexandra Herger advised the Board of Directors of Tortoise Energy Infrastructure Corporation (“TYG” or the “Company”) of her decision to resign as a director of TYG, effective as of July 1, 2026.

*        The address of each director and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Board: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Ms. Herger, executive leadership and business experience; Mr. Florence, investment management experience during his tenure as an executive, portfolio manager and leadership roles with the Adviser prior to December 31, 2024; Ms. Ramirez Schoffman, experience as principal financial and chief compliance officer; and Mr. Iseman, experience as a chief operating officer. Other attributes and qualifications considered for each director in connection with their selection to join the Board were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for the Company. In addition, as to each director other than Mr. Florence, his or her status as an Independent Director; and, as to Mr. Florence, his roles with the Adviser were an important factor in his selection as a director. No experience, qualification, attribute or skill was by itself controlling. Mr. Florence serves as Chairman of the Board. Mr. Florence is an “interested person” of the Company within the meaning of the 1940 Act. The appointment of Mr. Florence as Chairman reflects the Board’s belief that his experience, familiarity with the Company’s day-to-day operations and the individuals with responsibility for the Company’s management and operations provides the Board with insight into the Company’s business and activities and, with his familiarity with the Company’s administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board. Mr. Iseman serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the four directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and the Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board’s general oversight

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responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Committees of the Board of the Company

Our Board currently has four standing committees: (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee.

Executive Committee.    The Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. The Executive Committee currently consists of Mr. Florence and Mr. Iseman. Mr. Florence is an “interested person” as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone. The Executive Committee did not meet in the fiscal year ended November 30, 2025.

Audit and Valuation Committee.    The Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoisecapital.com) and in print to any stockholder who requests it from the Secretary of the Company at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Committee: (i) is responsible for the appointment, compensation, retention or termination and oversight of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board has determined that Conrad S. Ciccotello and Carrie R. Schoffman are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance. The Audit and Valuation Committee held seven meetings in the fiscal year ended November 30, 2025.

Nominating and Governance Committee.    Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” as defined in the 1940 Act. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoisecapital.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. The Bylaws require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, or (2) to be a current director of the Company that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director. The Nominating and Governance Committee held four meetings in the fiscal year ended November 30, 2025.

Compliance Committee.    Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Compliance Committee operates under a written charter adopted and approved by the Board, a current

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copy of which is available at the Company’s link on the Adviser’s website (www.tortoisecapital.com). The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate. The Compliance Committee held seven meetings in the fiscal year ended November 30, 2025.

The Board’s role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board may be assisted in performing aspects of its role in risk oversight by the Audit and Valuation Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Valuation Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board believes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board is subject to substantial limitations.

Director and Officer Compensation

Directors and officers who are interested persons of the Company or the Administrator will receive no salary or fees from us. For the 2026 fiscal year, each Independent Director receives from the Company an annual retainer of $80,000 plus an additional $10,000 for each of the Chairman of the Audit and Compliance Committee, Chairman of the Nominating and Governance Committee, and the Lead Independent Director. Additionally, each independent director receives a fee of $1,000 for each meeting of the Board he or she attends in person, as well as $500 for each meeting of the Board attended telephonically, and $500 for each committee meeting attended in person or telephonically. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and Board committees. No director or officer is entitled to receive pension or retirement benefits from us.

The following table sets forth certain information with respect to the compensation paid by us for the fiscal year ended November 30, 2025 to each of the current independent directors for their services as a director. We do not have a retirement or pension plans.

Name and Position With the Company	Aggregate Compensation From the Company	Aggregate Compensation From the Company and Fund Complex Paid to Directors
Independent Directors
Rand C. Berney – Class II Director of TYG since 2014 to 2025	$59,025	$79,475
Conrad S. Ciccotello – Class I Director since 2003	$87,525	$109,975
Alexandra A. Herger – Class I Director since 2015	$81,400	$102,100
Carrie Ramirez Schoffman – Class II Director since 2025	$31,179	$31,179
Andrew J. Iseman – Class III Director since 2025	$25,310	$25,310

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The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company as of December 31, 2025.

Name of Director	Aggregate Dollar Range of Company Securities Beneficially Owned By Director*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Conrad S. Ciccotello	Over $100,000	Over $100,000
Alexandra A. Herger	$10,001-$50,000	$10,001-$50,000
Carrie R. Schoffman	None	None
Andrew J. Iseman	Over $100,000	Over $100,000

Interested Director
Tom Florence	None	None

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*        As of April 30, 2026, the officers and directors of the Company, as a group, owned less than 1% of any class of the Company’s outstanding shares of stock.

Control Persons

We are unaware of any person who, as of April 30, 2026, “controls” (within the meaning of the 1940 Act) the Company. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund. As of April 30, 2026, no shareholders owned of record, or were known by the Company to own of record or beneficially, five percent or more of our common stock.

The table below indicates the persons known to us to own 5% or more of our shares of preferred stock as of April 30, 2026:

	Shares Held	Percentage of Outstanding Shares
Prudential Financial, Inc.(*) 751 Broad Street Newark, New Jersey 07102-3777	5,300,000	82.9	%*

Massachusetts Mutual Life Insurance Company(**) 1295 State Street Springfield, MA 01111	1,000,000	14.3	%**

Barings LLC(**) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202

____________

(*)      Information based on Schedule 13G filed on September 8, 2025. Prudential Financial Inc. reports that it has sole voting and sole dispositive power over all of the shares listed in the table above.

(**)    Information based on Schedule 13G filed on September 8, 2025. Massachusetts Mutual Life Insurance Company and Barings LLC each report having shared voting power and shared dispositive power over all of the shares listed in the table above. Massachusetts Mutual Life Insurance Company and Barings LLC report that Massachusetts Mutual Life Insurance Company is the direct beneficial owner of all of the shares listed in the table above, all of which are held in one or more advisory accounts, for which Barings LLC acts as the investment adviser and thus may also be deemed to be the beneficial owner of all of the shares listed in the table above.

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Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual (including advancing legal fees or making payments for settlements and judgments) from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act, which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.

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Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise Parent”). A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Parent. Our Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. Certain employees own the remaining common interests in Tortoise Parent. Our day-to-day business is managed by the Adviser’s senior management team. As of March 31, 2026, our Adviser had approximately $10.8 billion in assets under management.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages our investments. The Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

The investment management of our portfolio is the responsibility of a team of portfolio managers consisting of Brian Kessens, James Mick, Matthew Sallee and Robert Thummel, all of whom are Managing Directors of the Adviser. Please refer to the sections of our most recent annual report on Form N-CSR entitled “Portfolio Managers of Closed-End Management Investment Companies,” which is incorporated by reference herein, for information on our portfolio managers.

None of Messrs. Kessens, Mick, Sallee or Thummel receive any direct compensation from the Company or other managed accounts. Each of Messrs. Kessens, Mick, Sallee and Thummel has an employment-related agreement with the Adviser. Each receives base compensation for the services he provides and is also eligible for an annual discretionary cash bonus based on our Adviser’s earnings and the satisfaction of certain other conditions. Each of Messrs. Kessens, Mick, Sallee and Thummel own an equity interest in Tortoise Parent, the entity that controls the Adviser, and each thus benefits from increases in the net income of the Adviser.

In addition to portfolio management services, the Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations.

Under its Advisory Agreement, the Company pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of its average monthly Managed Assets up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000. In aggregate, the Adviser received for its services $9,541,295 for the fiscal year ended November 30, 2025, $5,190,191 for the fiscal year ended November 30, 2024, and $5,074,627 for the fiscal year ended November 30, 2023. Managed Assets means the Company’s total assets (including any assets attributable to leverage that may be outstanding but excluding any net deferred tax assets) minus accrued liabilities other than (1) net deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests. Because deferred taxes are not taken into account in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When we have a high level of deferred tax liability at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if we had a lower level of deferred tax liability. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

The Advisory Agreement has a term ending on December 31, 2026 and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board in November 2025. A discussion regarding the basis of the Board’s decision to approve the continuation of the advisory agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2025.

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The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by the Adviser, which expenses payable by us shall include, without implied limitation: (1) expenses of maintaining and continuing their existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services; (15) compensation and expenses of our directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Adviser shall be liable for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of the Adviser’s obligations under the Advisory Agreement. The Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. Our Advisory Agreement may be terminated by the Adviser or the Company, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of ours and the Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as us. Among other things, the Codes prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

Our Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Our Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102. Our Code of Ethics is also available on our Adviser’s website at www.tortoisecapital.com.

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Net Asset Value

We compute our net asset value for our shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. We currently make our net asset value available for publication daily. Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a share of common stock, our net asset value will equal the value of our total assets (the value of the securities we hold, plus cash or other assets, including interest accrued but not yet received and net deferred tax assets) less (1) all of its liabilities (including without limitation accrued expenses and both current and net deferred tax liabilities), (2) accumulated and unpaid interest payments and distributions on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, and (5) any distributions payable on the common stock. The net asset value per share of our common stock will equal our net asset value divided by the number of outstanding shares of common stock.

Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value our assets in accordance with Valuation Procedures adopted by the Board. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser subject to oversight of the Board. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued pursuant to fair value methodologies determined by the Adviser subject to oversight of the Board.

Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or over-the-counter or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or over-the-counter (“OTC”) market for an option, futures contract or option on futures contracts, the Accounting Services Provider will use for exchange traded options, the mean between the highest bid and lowest asked prices obtained as of the closing of the exchanges on which the option is traded, and for non-exchange traded options and futures, the calculated mean based on bid and asked prices obtained from the OTC market.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval no less frequently than quarterly. The Valuation Procedures currently provide for methodologies to be used to fair value equity securities and debt securities. With respect to equity securities, among the factors used to fair value a security subject to restrictions on resale is whether the security has a common share counterpart trading in a public market. If a security does not have a common share counterpart, the security shall be valued initially and thereafter by the Investment Committee of the Adviser (the “Pricing Committee”) based on all relevant factors and such valuation will be presented to the Board for review and ratification no less frequently than quarterly. If a security has a common share counterpart trading in a public market or is convertible into publicly-traded common shares, the Pricing Committee shall determine an appropriate percentage discount for the security in light of its resale restrictions and/or, as applicable, conversion restrictions and other factors.

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With respect to debt securities, among the various factors that can affect the value of such securities are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate; (ii) whether the issuing company has an effective registration statement in place for the securities; and whether a market is made in the securities. Subject to the particular considerations of an issue, debt securities generally will be valued at amortized cost.

The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.

In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) on the treatment of distributions by us to our stockholders.

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Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, and the quality of execution and custodial services. Our Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, it has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. Such research is provided to investment advisers who utilize these firms. While our Adviser may review certain of the research received, it does not consider this research when selecting brokers to execute client transactions. Our Adviser does not put a specific value on unsolicited research, nor does it attempt to estimate and allocate the relative costs or benefits among its clients. The price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

The ability to invest in direct placements of MLP securities is critical to our ability to meet our investment objective because of the limited number of MLP issuers available for investment and, in some cases, the relative small trading volumes of certain securities. Accordingly, we may from time to time enter into arrangements with placement agents in connection with direct placement transactions.

In evaluating placement agent proposals, we consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, we consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to us and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor. For the fiscal years ended November 30, 2023, November 30, 2024, and November 30, 2025 we paid aggregate brokerage commissions of $96,027, $310,598, and $421,075 respectively. No direct placement fees were paid in fiscal 2023, 2024, and 2025.

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Certain Federal Income Tax Matters

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Company and its shareholders that supplements the summary in this Prospectus. The discussion reflects applicable U.S. federal income tax laws as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Company and its shareholders (including shareholders owning large positions in the Company). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Company, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Company as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or Non-U.S. holder (except as otherwise specifically provided below). Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Moreover, this summary does not discuss the consequences of an investment in subscription rights to acquires shares of the Company’s stock. Unless otherwise noted, this discussion assumes the Company’s shares are held by U.S. holders and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of shares of the Company that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•        a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined under the Code) have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person.

A “Non-U.S. holder” is a beneficial owner of shares of the Company that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Company, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Regulated Investment Company Status.    The Company will seek to qualify for treatment as a regulated investment company (a “RIC”) under subchapter M of the Code. Provided that for each taxable year the Company: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Company’s investment company taxable income for such year (which includes the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Company itself generally will not be subject to federal income taxes to the extent the Company’s income, including the Company’s net capital gain (the excess of the Company’s net long-term capital gains over its net short-term capital losses), is distributed to the Company’s shareholders. One of several requirements for RIC qualification is that the Company must receive at least 90% of the Company’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Company’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “90% Test”). A second requirement for qualification as a RIC is that the Company must

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diversify its holdings so that, at the end of each quarter of the Company’s taxable year: (i) at least 50% of the market value of the Company’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Company’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Company controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “Asset Test”).

For purposes of the 90% Test, the character of income earned by certain entities in which the Company invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships and LLCs that are not publicly traded partnerships and that have not elected to be classified as corporations under applicable regulations) will generally pass through to the Company. Consequently, in order to qualify as a RIC, the Company may be required to limit its equity investments in such entities if they earn income that is nonqualifying income for purposes of the 90% Test. In addition, entities taxed as partnerships in which the Company invests may themselves incur federal income tax liabilities in certain circumstances.

If the Company fails to satisfy the 90% Test or the Asset Test, the Company may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Company corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Company may be required to dispose of certain assets. If these relief provisions are not available to the Company and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its U.S. holders, although if certain requirements are met distributions may be eligible for the dividends-received deduction for corporate U.S. holders and the lower tax rates on qualified dividend income for noncorporate U.S. holders. To requalify for treatment as a RIC in a subsequent taxable year, the Company would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Company failed to qualify for tax treatment as a RIC. If the Company fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Company-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Company for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Company determines that it will not qualify for treatment as a RIC, the Company will establish procedures to reflect the anticipated tax liability in the Company’s NAV.

For each year, the Company intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Company failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.

If the Company meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Company may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Company on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Company by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Company will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For

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this purpose, any ordinary income or capital gain net income retained by the Company and subject to corporate income tax will be considered to have been distributed. The Company intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Company is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Company and may not be distributed as capital gains to shareholders. Generally, the Company may not carry forward any losses other than net capital losses. Under certain circumstances, the Company may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Company’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Company may also be subject to this limitation. The Company is permitted to pass-through its net business interest income (generally the Company’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Company may choose not to report such section 163(j) interest dividends.

Taxation of U.S. Holders.    Distributions of net capital gains (the excess of the Company’s net long-term capital gains over its net short-term capital losses) that the Company reports to a U.S. holder as capital gain dividends are taxable as long-term capital gains, regardless of how long the U.S. holder has owned the shares. Long-term capital gains are generally taxed to noncorporate U.S. holders at rates of up to 20%. All other dividends of the Company (including dividends from net short-term capital gains) to the extent of its current or accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, including holding period requirements, dividends reported by the Company as qualified dividend income will be taxable to noncorporate U.S. holders at rates of up to 20%. In general, dividends may be reported by the Company as qualified dividend income if they are paid from dividends received by the Company on common and preferred stock of U.S. corporations or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Company with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive income tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. The noncorporate U.S. holders must also meet certain holding period and other requirements with respect to his, her or its shares in the Company to be eligible to treat amounts as qualified dividend income.

Certain dividends received by the Company on stock of U.S. corporations (generally, dividends received by the Company in respect of any share of stock (i) as to which the Company has met certain holding period requirements and (ii) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate U.S. holders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Company. In order to qualify for the dividends-received deduction, corporate U.S. holders must also meet the same minimum holding period requirements and other requirements that the Fund must meet with respect to their Company shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Company shares. The entire dividend, including the otherwise deductible amount, will be included in determining

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the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. A corporate U.S. holder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Company’s shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The Company’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

The Company’s participation in loans of securities may affect the amount, timing, and character of distributions to Company shareholders. If the Company participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Company in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Company may be “spilled back” and treated for certain purposes as paid by the Company during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Company distributions, if any, that exceed the Company’s current or accumulated earnings and profits may be treated as a return of capital to its shareholders. A return of capital distribution generally will not be taxable but will reduce its shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in its shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares in the Company.

Distributions that are reinvested in additional shares of the Company will be taxable to U.S. holders to the same extent as if such distributions had been received in cash.

The Company’s shareholders will be notified annually by the Company as to the federal tax characterization of all distributions made by the Company. Distributions may be subject to state and local taxes.

U.S. holders that are individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which generally includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Company). This 3.8% tax also applies to all or a portion of the undistributed net investment income of U.S. holders that are estates and trusts.

A taxable shareholder may wish to avoid investing in the Company shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

U.S. holders who have not held Company shares for a full year should be aware that the Company may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Company’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Company.

A sale of Company’s shares by a U.S. holder may give rise to a gain or loss. The difference between the selling price and the U.S. holder’s tax basis for the shares sold generally determines the amount of the gain or loss realized on the sale or exchange of Company’s shares. The tax basis of Company’s shares acquired by purchase will generally be based on the amount paid for shares and then may be subsequently adjusted for other applicable transactions as required by the Code. Contact the broker through whom you purchased your shares to obtain information with respect to the available basis reporting methods and elections for your account.

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In general, any gain or loss realized upon a taxable disposition of Company’s shares will be treated as capital gain or loss, and will be long-term capital gain or loss if the shares have been held for more than one year, and short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a taxable disposition of Company’s shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the U.S. holder of long-term capital gain with respect to the Company’s shares (including any amounts credited to the U.S. holder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Company or other substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation under the Code.

Taxation of Company Investments.    The Company may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of one or more qualified publicly traded partnerships. If an MLP in which the Company invests is taxed as a partnership for federal income tax purposes, the Company will be taxable on its allocable share of the MLP’s income regardless of whether the Company receives any distribution from the MLP. Thus, the Company may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Company from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Company’s basis in its interest in the MLP. If the Company’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Certain of the Company’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Company to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Company to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Company to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Company intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

If the Company invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Company elects to include market discount in income currently), the Company must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Company must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Company may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

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The Company may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Company invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Company elects to include the market discount in taxable income as it accrues.

The Company’s investment in lower rated or unrated debt securities may present issues for the Company if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Company’s investments in options may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Company are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Company and/or defer the Company’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Company. It is anticipated that any net gain realized from the lapse or closing out of options contracts will be considered qualifying income for purposes of the 90% Test.

Call Options.    The Company’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to us. If the Company enter into a closing transaction, the difference between the amount paid to close out the Company’s position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of the Company’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Code Section 1092(c)(4), the impact upon the Company’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, the Company will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Code Section 1092), is not granted by an options dealer (within the meaning of Code Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided the Company’s covered call options meet the definition of qualified covered call options and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will

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not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Company may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Company would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Company’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Company did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Company’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer the Company’s losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require us to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Company will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in the Company’s books and records in order to mitigate the effect of these rules and prevent the Company’s disqualification from being taxed as a RIC.

If the Company holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Company could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Company will not be able to pass through to its shareholders any credit or deduction for such taxes. The Company may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Company would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Company might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a RIC fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

The Company may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Company does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Company, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

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Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Company accrues income or receivables or accrues expenses or other liabilities denominated in a currency other than the Company’s “functional currency” and the time the Company actually collects such receivables or income or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Company’s investment company taxable income to be distributed to its shareholders as ordinary income.

Backup Withholding.    The Company may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to U.S. holders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Company has been notified) by the IRS that they are subject to backup withholding. Corporate U.S. holders and certain other U.S. holders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the U.S. holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Holders.    Non-U.S. holders are generally subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable income tax treaty) on distributions derived from taxable ordinary income. Gains realized by Non-U.S. holders from the sale or other disposition of shares of the Company generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Non-U.S. holders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Company. Backup withholding will not be applied to payments that are subject to the 30% (or a lower rate under an applicable income treaty) withholding tax described in this paragraph. Different tax consequences may result if the Non-U.S. holder is engaged in a trade or business within the United States. In addition, the tax consequences to a Non-U.S. holder entitled to claim the benefits of a tax treaty may be different than those described above.

The 30% withholding tax also will not apply to dividends that the Company elects to report as (a) interest-related dividends, to the extent such dividends are derived from the Company’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Company’s “qualified short-term gain”, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Company for the taxable year over its net long-term capital loss, if any. The Company may choose not to make such elections even if they are otherwise available. In the case of shares held through a broker, the broker may withhold even if the Company report a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. holders should contact their brokers with respect to the application of these rules to their accounts.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Company to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Company may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Company dividends and distributions and redemption proceeds. The Company may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

37

A non-U.S. holder may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a Non-U.S. holder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements.    Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to the Company’s shares of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any taxable year (or certain greater amounts over a combination of taxable years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues.    The Company’s U.S. shareholders may be subject to state and local taxes on distributions received from the Company and on redemptions of Company shares. Furthermore, because the rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above, the state or local tax treatment of the Company and of Company shareholders with respect to distributions received by the Company may differ from the federal tax treatment.

The foregoing discussion is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations based on federal income tax laws and regulations that are in effect on the date of this Statement of Additional Information as they directly govern the taxation of the Company and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

38

Proxy Voting Policies

We and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which we believe are reasonably designed to ensure that proxies are voted in our best interests and our stockholders’ best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. The Adviser has adopted Glass Lewis’ proxy voting guidelines, which are applied to all Adviser proxy votes at the time proxy votes are submitted. The Adviser will consider additional information that may become available regarding a particular proposal. This additional information may include an issuer’s or a shareholder proponent’s subsequently filed additional definitive proxy materials. Proxies are generally voted in accordance with the Adviser’s proxy voting guidelines; however, the Adviser may opt to override the guidelines if it is decided to be the best interest of its clients.

The Investment Committee of the Adviser is responsible for monitoring Company actions and ensuring that proxies are voted in a timely manner. We are not responsible for voting proxies we do not receive but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. In the absence of contrary instructions received from the applicable Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee, all proxies will be voted in accordance with the referenced Glass Lewis guidelines. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of us, on the other hand, management may (i) disclose the potential conflict to the Board and obtain consent; (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions; (iii) abstain from voting the proxies; or (iv) use an independent third party recommendation. The Adviser will document the rationale for any proxy voted contrary to the proxy voting guidelines. Such information will be maintained as part of the recordkeeping requirements.

Information regarding how we voted proxies for the 12-month period ended June 30, 2025 is available without charge by calling us at 1-866-362-9331. You also may access this information on the SEC’s website at http://www.sec.gov. The Adviser’s website at www.tortoisecapital.com provides a link to all of our reports filed with the SEC.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 50 S. 16th Street, Suite 2900, Philadelphia, PA 19102, served as our independent registered public accounting firm for the fiscal year ended November 30, 2025. Ernst & Young LLP, 700 Nicollet Mall, Minneapolis, MN 55402, previously served as the Company’s independent registered public accounting firm for the years ended November 30, 2024, 2023, 2022 and 2021.

39

Administrator and Custodian

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our administrator and provides certain back-office support such as payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.03% of the first $1,000,000,000 of the Company’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Company’s Managed Assets. For the fiscal years ended November 30, 2023, November 30, 2024, and November 30, 2025 we paid U.S. Bancorp Fund Services, LLC $229,645 and $222,850, and $306,151 respectively, for administrative services.

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as the custodian of our cash and investment securities. We pay the custodian a monthly fee computed at an annual rate of 0.004% of the Company’s U.S. Dollar-denominated assets and 0.015% of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Internal Accountant

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as our internal accountant. For its services, we pay U.S. Bancorp a fee computed at $0.0125 for the first $250 million of our net assets, 0.75% on the next $250 million of net assets, 0.25% on net assets greater than $500 million, and a minimum annual fee of $24,000. For the fiscal years ended November 30, 2023, 2024, and 2025 we paid U.S. Bancorp $62,248, $63,550, and $77,375 respectively, for internal accounting services.

Additional Information

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares and Rights offered hereby, has been filed by us with the SEC. The Prospectus, Prospectus Supplement, and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the Prospectus, Prospectus Supplement, and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Financial Statements

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon appearing in the Company’s Annual Report for the fiscal year ended November 30, 2025 are incorporated herein by reference in this SAI. In addition, any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act prior to the termination of the offering will be incorporated by reference into this Statement of Additional Information and deemed to be part of this Statement of Additional Information from the date of the filing of such reports and documents. The information incorporated by reference is considered to be part of this Statement of Additional Information, and later information that the Company files with the SEC will automatically update and supersede this information. The information contained in, or that can be accessed through, the Company’s website is not part of this Statement of Additional Information.

Incorporated materials not delivered with the SAI may be obtained, without charge, by calling toll-free 1-866-362-9331, or by writing to us at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. These documents are also available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

40

Appendix A — Rating of Investments

CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

S&P GLOBAL RATINGS

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

A-1

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

PART C: OTHER INFORMATION

Item 25.     Financial Statements and Exhibits

1.      Financial Statements

Included in Part A:

The information contained under the heading “TYG Financial Highlights” in the Fund’s Annual Report to shareholders on Form N-CSR for the fiscal year ended November 30, 2025 is incorporated by reference into Part A.

The information contained under the heading “TYG Financial Highlights” in the Fund’s Annual Report to shareholders on Form N-CSR for the fiscal year ended November 30, 2020 is incorporated by reference into Part A.

Included in Part B:

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon included in the Fund’s Annual Report to shareholders on Form N-CSR for the fiscal year ended November 30, 2025 are incorporated by reference into Part B.

2.      Exhibits

(a)	(1)	Articles of Amendment and Restatement dated February 25, 2004.(1)
(a)	(2)	Articles of Amendment dated November 30, 2012.(2)
(b)		Third Amended and Restated By-Laws of the Registrant dated December 20, 2023.(3)
(c)		Not applicable.
(d)	(1)	Form of Common Share Certificate.(4)
(d)	(2)	Form of Subscription Certificate for Common Stock**
(e)		Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan.(19)
(f)		Not applicable.
(g)	(1)	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.(5)
(g)	(2)	Fee Waiver Agreement.(6)
(g)	(3)	First Amendment to Fee Waiver Agreement.(5)
(h)	(1)	Form of Distribution Agreement.**
(h)	(2)	Form of Dealer Manager Agreement.**
(h)	(3)	Form of Sub-Placement Agent Agreement.**
(i)		Not applicable.
(j)	(1)	Custody Agreement.(7)
(j)	(2)	First Amendment to Custody Agreement.(7)
(j)	(3)	Second Amendment to Custody Agreement.(8)
(k)	(1)	Stock Transfer Agency Agreement.(9)
(k)	(2)	Fee and Service Schedule to Stock Transfer Agency Agreement.(10)
(k)	(3)	First Addendum to Stock Transfer Agency Agreement.(10)
(k)	(4)	Fund Administration Servicing Agreement.(9)
(k)	(5)	First Amendment to Fund Administration Servicing Agreement.(11)
(k)	(6)	Second Amendment to Fund Administration Servicing Agreement.(7)
(k)	(7)	Fund Accounting Servicing Agreement.(11)
(k)	(8)	First Amendment to Fund Accounting Servicing Agreement.(7)
(k)	(9)	DTC Representation Letter relating to Preferred Stock and Notes.(12)
(k)	(10)	Amended and Restated Credit Agreement with U.S. Bank.(10)
(k)	(11)	First Amendment to U.S. Bank Credit Agreement.(10)
(k)	(12)	Second Amendment to U.S. Bank Credit Agreement.(13)
(k)	(13)	Third Amendment to U.S. Bank Credit Agreement.(8)

(k)	(14)	Fourth Amendment to U.S. Bank Credit Agreement.(14)
(k)	(15)	Fifth Amendment to U.S. Bank Credit Agreement.(14)
(k)	(16)	Sixth Amendment to Amended and Restated Credit Agreement.(15)
(k)	(17)	Seventh Amendment to Amended and Restated Credit Agreement.(15)
(k)	(18)	Credit Agreement with Bank of Nova Scotia.(10)
(k)	(19)	First Amendment to Bank of Nova Scotia Credit Agreement.(10)
(k)	(20)	Second Amendment to Bank of Nova Scotia Credit Agreement.(18)
(k)	(21)	Third Amendment to Bank of Nova Scotia Credit Agreement.(17)
(k)	(22)	Fourth Amendment to Bank of Nova Scotia Credit Agreement.(17)
(k)	(23)	Second Amended and Restated Credit Agreement with U.S. Bank National Association.(15)
(k)	(24)	Note Purchase Agreement dated September 27, 2013.(18)
(k)	(25)	Note Purchase Agreement dated November 20, 2013.(17)
(k)	(26)	Assumption Agreement dated June 23, 2014.(10)
(k)	(27)	Note Purchase and Private Shelf Agreement dated December 18, 2014.(10)
(k)	(28)	Note Purchase Agreement dated April 2, 2015.(10)
(k)	(29)	Confirmation of Acceptance dated September 25, 2017.(5)
(l)		Opinion and Consent of Venable LLP.*
(m)		Not applicable.
(n)	(1)	Consent of Tait, Weller & Baker LLP.*
(n)	(2)	Consent of Ernst & Young LLP.*
(o)		Not applicable.
(p)		Not applicable.
(q)		Not applicable.
(r)	(1)	Code of Ethics of Registrant.*
(r)	(2)	Code of Ethics of Tortoise Capital Advisors, L.L.C.*
(s)		Calculation of Filing Fee Tables.*
(t)	(1)	Powers of Attorney.*

____________

(*)      Filed herewith.

(**)    To be filed by Amendment.

(1)      Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on January 30, 2004 (File Nos. 333-110143 and 811-21462).

(2)      Incorporated by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-2, filed on December 4, 2012 (File Nos. 333-165006 and 811-21462).

(3)      Incorporated by reference to the Registrant’s 8-K, filed on December 20, 2023 (File No. 811-21462).

(4)      Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on September 14, 2007 (File Nos. 333-146095 and 811-21462).

(5)      Incorporated by reference to the Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-2, filed on March 2, 2018 (File Nos. 333-209946 and 811-21462).

(6)      Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2, filed on April 23, 2012 (File Nos. 333-165006 and 811-21462).

(7)      Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on March 1, 2011 (File Nos. 333-165006 and 811-21462).

(8)      Incorporated by reference to the Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-2, filed on August 22, 2017 (File Nos. 333-209946 and 811-21462).

(9)      Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on June 28, 2004 (File Nos. 333-114545 and 811-21462).

(10)    Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-2, filed on April 27, 2015 (File Nos. 333-165006 and 811-21462).

(11)    Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on February 12, 2008 (File Nos. 333-146095 and 811-21462).

(12)    Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on April 1, 2005 (File Nos. 333-122350 and 811-21462).

(13)    Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-2, filed on August 3, 2015 (File Nos. 333-165006 and 811-21462).

(14)    Incorporated by reference to the Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on June 26, 2019 (File Nos. 333-230789 and 811-21462).

(15)    Incorporated by reference to the Registrant’s SC TO-I, filed on October 2, 2022 (File No. 005-85247).

(17)    Incorporated by reference to the Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on November 10, 2016 (File Nos. 333-209946 and 811-21462).

(18)    Incorporated by reference to Registration Statement on Form N-2, filed on April 9, 2019 (File Nos. 333-230789 and 811-21462).

(19)    Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-2, filed on October 30, 2013 (File Nos. 333-165006 and 811-21462).

(20)    Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on March 6, 2007 (File Nos. 333-140457 and 811-21462).

Item 26.     Marketing Arrangements

Information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27.     Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration and Filing Fees	$43,000
FINRA Fees	$5,000
Legal Fees and Expenses	$405,000
Accounting Fees and Expenses	$40,000
New York Stock Exchange Fees	$25,000
Dealer Manager Reimbursable Expenses	$175,000
Information Agent Fees	$15,000
Subscription Agent and Transfer Agent Fees	$75,000
Printing and Distribution Expenses	$50,000
Miscellaneous	$2,000
Total	$835,000

Item 28.     Persons Controlled by or Under Common Control with Registrant

None.

Item 29.     Number of Holders of Securities:

As of April 30, 2026, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Shares ($0.001 par value)	43
Preferred Stock	7
Senior Notes ($125,003,052 aggregate principal amount)	12

Item 30.     Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Registrant’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.     Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-61622), and is incorporated herein by reference.

Item 32.     Location of Accounts and Records

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, at the offices of the custodian, U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, at the offices of the transfer agent, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170, and at the offices of the administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 33.     Management Services

Not applicable.

Item 34.     Undertakings

1.      Not applicable.

2.      Not applicable.

3.      The Registrant undertakes:

a.      to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

(1)    to include any prospectus required by Section 10(a)(3) of the Securities Act.

(2)    to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)    to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b.      that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.      to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.      that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)    if the Registrant is relying on Rule 430B:

(A)    Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)    if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.      That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)    free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)    the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.      Not applicable.

5.      The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park and State of Kansas, on the 8th day of May, 2026.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
By:	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee,
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Matthew G.P. Sallee	Chief Executive Officer	May 8, 2026
Matthew G.P. Sallee
/s/ Sean Wickliffe	Principal Financial Officer and Treasurer	May 8, 2026
Sean Wickliffe
/s/ Conrad S. Ciccotello*	Director	May 8, 2026
Conrad S. Ciccotello
/s/ Carrie R. Schoffman*	Director	May 8, 2026
Carrie R. Schoffman
/s/ Alexandra A. Herger*	Director	May 8, 2026
Alexandra A. Herger
/s/ Tom Florence*	Director	May 8, 2026
Tom Florence
/s/ Andrew J. Iseman*	Director	May 8, 2026
Andrew J. Iseman
/s/ Jeffrey Kruske	Attorney-In-Fact	May 8, 2026
Jeffrey Kruske

____________

*        Pursuant to a Power of Attorney dated February 27, 2026, filed herewith.

Exhibit Index

(l)	Opinion and Consent of Venable LLP
(n)(1)	Consent of Tait, Weller & Baker LLP
(n)(2)	Consent of Ernst & Young LLP
(r)(1)	Code of Ethics of Registrant
(r)(2)	Code of Ethics of Tortoise Capital Advisors, L.L.C.
(s)	Calculation of Filing Fee Tables
(t)(1)	Powers of Attorney